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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-32216) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 17
                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 20


                        VANGUARD VARIABLE INSURANCE FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON DECEMBER 29, 2000, PURSUANT TO PARAGRAPH (A) OF RULE 485.


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                                        VANGUARD(R) VARIABLE
                                        INSURANCE FUND

                                        Prospectus

                                        December 29, 2000





---------------------
This prospectus contains
financial data for the
Portfolios through the
fiscal year ended
September 30, 2000

MONEY MARKET PORTFOLIO

SHORT-TERM CORPORATE
PORTFOLIO

HIGH-GRADE BOND
PORTFOLIO

HIGH YIELD BOND
PORTFOLIO

BALANCED PORTFOLIO

EQUITY INCOME PORTFOLIO

DIVERSIFIED VALUE
PORTFOLIO

EQUITY INDEX PORTFOLIO

MID-CAP INDEX PORTFOLIO

GROWTH PORTFOLIO

SMALL COMPANY GROWTH
PORTFOLIO

INTERNATIONAL PORTFOLIO

REIT INDEX PORTFOLIO




          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE
          SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                        [A MEMBER OF
                                         THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
Prospectus

December 29, 2000


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  CONTENTS
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  1  AN INTRODUCTION TO VANGUARD          10 GROWTH PORTFOLIO                   19 OVERVIEW OF THE BALANCED
     VARIABLE INSURANCE FUND                                                       PORTFOLIO
                                          11 SMALL COMPANY GROWTH
  1  PORTFOLIO PROFILES                      PORTFOLIO                          20 OVERVIEW OF THE STOCK
                                                                                   PORTFOLIOS
     1  MONEY MARKET PORTFOLIO            12 INTERNATIONAL PORTFOLIO
                                                                             26 TURNOVER RATE
     2  SHORT-TERM CORPORATE
        PORTFOLIO                         13 REIT INDEX PORTFOLIO            27 THE PORTFOLIOS AND
                                                                                VANGUARD
     3  HIGH-GRADE BOND                14 MORE ON THE FUND
        PORTFOLIO                                                            27 INVESTMENT ADVISERS
                                          14 MARKET RISK
     4  HIGH YIELD BOND PORTFOLIO                                            30 TAXES
                                          14 MANAGER RISK
     5  BALANCED PORTFOLIO                                                   30 SHARE PRICE
                                          14 FUTURES AND OPTIONS
     6  EQUITY INCOME PORTFOLIO              CONTRACTS                       30 FINANCIAL HIGHLIGHTS

     7  DIVERSIFIED VALUE PORTFOLIO       15 OVERVIEW OF THE MONEY           38 GENERAL INFORMATION
                                             MARKET PORTFOLIO
     8  EQUITY INDEX PORTFOLIO                                               39 GLOSSARY
                                          16 OVERVIEW OF THE BOND
     9  MID-CAP INDEX PORTFOLIO              PORTFOLIOS
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep it for future reference.
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1

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND

This prospectus explains the objectives, risks, and strategies of the 13 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The
Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through such a contract as offered by an insurance company.
     After this introductory page you'll find Portfolio Profiles. Each Profile summarizes important facts about a Portfolio, including information about its investment objective, strategies, risks, and past performance.
     The Portfolios of Vanguard Variable Insurance Fund are entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers.The Portfolios' investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
     More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.

A NOTE ON FEES
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan in which you invest. Detailed information about the cost of investing in a Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                               PLAIN TALK ABOUT

                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

INVESTMENT STRATEGIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN AND YIELD WILL FLUCTUATE, AS SHORT-TERM INTEREST RATES FLUCTUATE. SUCH FLUCTUATIONS CAN BE WIDE. FALLING INTEREST RATES COULD CAUSE THE PORTFOLIO'S INCOME--AND THUS ITS TOTAL RETURN--TO DECLINE. RISING RATES COULD CAUSE THE PORTFOLIO'S INCOME AND TOTAL RETURN TO RISE. The Portfolio is also subject to:
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk should be very low for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

2

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the Money Market Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of a broad-based securities market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1992         3.66%
                               1993         3.03%
                               1994         4.19%
                               1995         5.88%
                               1996         5.42%
                               1997         5.55%
                               1998         5.50%
                               1999         5.18%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 1.47% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.74% (quarter ended June 30, 1993).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Money Market Portfolio                5.18%    5.51%          4.85%
     Salomon Smith Barney 3 Month          4.74     5.20           4.67
      Treasury Index
     --------------------------------------------------------------------------
     *May 2, 1991.
     --------------------------------------------------------------------------

     If you would like to know the current seven-day yield for the Portfolio, call a Vanguard Variable Insurance Fund Associate at 1-800-522-5555.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a money market fund to your existing holdings, which might also include stock and bond investments.
-    You are seeking income and stability of principal.

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PORTFOLIO PROFILE--SHORT-TERM CORPORATE PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Corporate Portfolio.

INVESTMENT OBJECTIVE
The Short-Term Corporate Portfolio seeks to provide a high level of income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in high-quality, short-term and intermediate-term bonds issued by corporations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
THE PORTFOLIO'S SHARE PRICE AND YIELD, LIKE THE OVERALL SHORT-TERM BOND MARKET, MAY FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Portfolio is also subject to:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

3

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk should be low for this Portfolio.

PERFORMANCE
The Portfolio began operations on February 9, 1999, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a bond fund to diversify your existing holdings, which might also include other bond, stock, and money market investments.
- You are seeking a higher level of income than that generally provided by money market instruments.
-    You are willing to accept modest fluctuations in share price.

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PORTFOLIO PROFILE--HIGH-GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-High-Grade Bond Portfolio.

INVESTMENT OBJECTIVE
The High-Grade Bond Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

INVESTMENT STRATEGIES
The Portfolio invests in a sample of fixed-income and mortgage-backed securities included in the Lehman Brothers Aggregate Bond Index. As a group, the
Portfolio's holdings will have characteristics very similar to key characteristics of the Index, such as market-sector weightings, average coupon interest rates, maturity, effective duration, and credit-quality. To boost its income, the Portfolio substitutes short-term (1- to 4-year maturities) corporate bonds equal to about 15% of its assets for U.S. Treasury securities with similar maturities. The Portfolio attempts to remain fully invested at all times.

PRIMARY RISKS
THE PORTFOLIO'S SHARE PRICE AND TOTAL RETURN WILL FLUCTUATE, ALONG WITH RETURNS FOR THE OVERALL BOND MARKET, WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Portfolio is also subject to:
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
- Prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than scheduled. Forced to invest the unanticipated proceeds at lower rates, the Portfolio would experience a decline in income.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk should be low for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally low for longer-term bonds.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the High-Grade Bond Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of a broad-based bond market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

4

      ------------------------------------------------------------------

                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1992         6.38%
                               1993         9.40%
                               1994        -2.68%
                               1995        18.04%
                               1996         3.53%
                               1997         9.40%
                               1998         8.60%
                               1999        -0.80%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995) and the lowest return for a quarter was -2.78% (quarter ended March 31, 1994).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     High-Grade Bond Portfolio            -0.80%    7.57%          7.05%
     Lehman Aggregate Bond Index          -0.82     7.73           7.38
     --------------------------------------------------------------------------
     *April 29, 1991.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a low-cost, widely diversified bond fund to your existing holdings, which might also include other bond investments as well as stock and money market investments.
- You are seeking a higher level of income than that generally provided by money market instruments or short-term bonds.
-    You are willing to accept moderate fluctuations in share price.

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PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.

INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as "junk bonds." The Portfolio emphasizes higher grades of credit quality within the high-yield bond universe, and under normal circumstances will invest at least 80% of its assets in issues that have received B or higher credit ratings from independent rating agencies or in unrated securities of comparable quality. The Portfolio may not invest more than 20% of its assets in securities with credit ratings lower than B or that are unrated. The adviser may consider a security's potential for capital appreciation only when it is consistent with the objective of high and sustainable current income.

PRIMARY RISKS
THE PORTFOLIO'S SHARE PRICE AND TOTAL RETURN WILL FLUCTUATE, ALONG WITH RETURNS FOR THE OVERALL HIGH-YIELD BOND MARKET, WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Portfolio is also subject to:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk is high for this Portfolio.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally moderate for intermediate-term bonds.

5

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the High Yield Bond Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one calendar year and since inception compare with those of a broad-based bond market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1997       12.07%
                               1998        4.06%
                               1999        2.89%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 5.08% (quarter ended June 30, 1997) and the lowest return for a quarter was -2.66% (quarter ended September 30, 1998).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                                    1 YEAR    SINCE INCEPTION*
     --------------------------------------------------------------------------
     High Yield Bond Portfolio                       2.89%         7.79%
     Lehman High Yield Bond Index                    2.39          7.02
     --------------------------------------------------------------------------
     *June 3, 1996.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You are seeking a high level of income and are willing to take substantial risks in pursuit of higher returns.
-    You have a long-term investment horizon--more than five years.

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PORTFOLIO PROFILE--BALANCED PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.

INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

INVESTMENT STRATEGIES
The Balanced Portfolio invests 60% to 70% of its assets in dividend-paying stocks of established large and medium-sized companies that, in the adviser's opinion, are under-valued but have improving prospects. The remaining 30% to 40% of assets are invested primarily in high-quality, long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE THE PRICES OF STOCKS AND BONDS GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Portfolio is also subject to:
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from other asset classes or the overall stock market. Large-capitalization value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

6

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk is low for the Portfolio.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the Balanced Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of both the Standard & Poor's 500 Index and a composite index weighted 65% in the S&P 500 Index and 35% in a broad-based bond market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1992         7.18%
                               1993        13.18%
                               1994        -0.61%
                               1995        32.43%
                               1996        16.23%
                               1997        23.13%
                               1998        12.04%
                               1999         4.32%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended June 30, 1997) and the lowest return for a quarter was -5.23% (quarter ended September 30, 1999).

     --------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                1 YEAR         5 YEARS        SINCE INCEPTION*
     --------------------------------------------------------------------------
     Balanced Portfolio          4.32%         17.24%              13.14%
     S&P 500 Index              21.04          28.56               19.92
     Composite Stock/Bond
      Index**                   10.61          21.39               15.52
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a balanced fund to your existing holdings, which might also include other stock and bond or money market investments.
- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.
- You are seeking moderate growth of your capital over the long term--at least five years--while at the same time conserving your capital.
-    You are seeking a moderate level of income.

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PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in common stocks of well-established companies that pay relatively high levels of dividend income and have the potential for capital appreciation. The adviser selects stocks whose dividend yields relative to the stock

7

market are high in comparison with historical ranges. Such stocks are often considered to be "value" stocks. In addition, the adviser looks for companies committed to paying dividends consistently.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. The Portfolio is also subject to:
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.
- Investment style risk, which is the chance that returns from high-yielding value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the Equity Income Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1994        -1.24%
                               1995        38.90%
                               1996        18.69%
                               1997        34.39%
                               1998        17.62%
                               1999        -2.51%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ended June 30, 1997) and the lowest return for a quarter was -8.58% (quarter ended September 30, 1999).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Equity Income Portfolio              -2.51%    20.50%         15.93%
     S&P 500 Index                        21.04     28.56          22.36
     --------------------------------------------------------------------------
     *June 7, 1993.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a value stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
- You want a relatively high level of dividend income and the potential for long-term capital appreciation.
- You are seeking to invest in a category of stocks that historically has had below-average price volatility.

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PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.

INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

8

INVESTMENT STRATEGIES
The Portfolio invests primarily in common stocks of large and medium-size companies whose stocks are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings, book value, and cash flow.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. The Portfolio is also subject to:
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.
- Investment style risk, which is the chance that returns from value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE
The Portfolio began operations on February 9, 1999, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
- You want a stock fund employing a value approach in seeking long-term growth in capital as well as a moderate level of dividend income.

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PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.

INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding all of the stocks in the Standard & Poor's 500 Composite Stock Price Index in roughly the same proportion to their weighting in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization (shares outstanding x share price). For example, if a specific stock represented 2% of the S&P 500 Index, the Portfolio would invest 2% of its assets in that company.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. The Portfolio is also subject to:
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Although the S&P 500 Index represents about 75% of the market value of the entire U.S. stock market, large-capitalization stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the Equity Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of a broad-based stock market

9

index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.
      ------------------------------------------------------------------

                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1992         7.36%
                               1993         9.77%
                               1994         1.14%
                               1995        37.37%
                               1996        22.86%
                               1997        33.17%
                               1998        28.68%
                               1999        21.05%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998) and the lowest return for a quarter was -9.93% (quarter ended September 30, 1998).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Equity Index Portfolio               21.05%    28.48%         19.60%
     S&P 500 Index                        21.04     28.56          19.86
     --------------------------------------------------------------------------
     *April 29, 1991.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a low-cost, large-capitalization stock index fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
- You want the potential for long-term capital appreciation, with a moderate level of dividend income.

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PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding the stocks in the Standard & Poor's MidCap 400 Index in roughly the same proportion to their weighting in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization. For example, if a specific stock represented 5% of the S&P MidCap 400 Index, the Portfolio would invest 5% of its assets in that company.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. The Portfolio is also subject to:
- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from other asset classes or the overall stock market. Mid-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

10

PERFORMANCE
The Portfolio began operations on February 9, 1999, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a low-cost, mid-capitalization stock index fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
-    You want the potential for long-term capital appreciation.

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PORTFOLIO PROFILE--GROWTH PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.

INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term growth of capital.

INVESTMENT STRATEGIES
The Portfolio invests in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth. The Portfolio chooses companies with strong positions in their markets, reasonable financial strength, and low sensitivity to changing economic conditions.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio is also subject to:
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from other asset classes or the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the Growth Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1994         4.29%
                               1995        38.33%
                               1996        26.90%
                               1997        26.64%
                               1998        40.75%
                               1999        22.43%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998) and the lowest return for a quarter was -9.15% (quarter ended September 30, 1998).

11

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Growth Portfolio                     22.43%    30.81%         24.58%
     S&P 500 Index                        21.04     28.56          22.36
     --------------------------------------------------------------------------
     *June 7, 1993.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a fund emphasizing large-capitalization growth stocks to your existing holdings, which could include other stock investments as well as bond and money market investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for dividend income.
- You are willing to assume the above-average risk associated with investing in a concentrated portfolio of growth stocks.

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PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term growth of capital.

INVESTMENT STRATEGIES

The Portfolio invests mainly in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-2 billion). These companies are considered by the Portfolio's advisers to have above-average prospects for growth, but often provide little or no dividend income.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. The Portfolio is also subject to:
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from other asset classes or the overall stock market. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the Small Company Growth Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one calendar year and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                               1997        13.27%
                               1998         7.95%
                               1999        61.34%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

12

     During the period shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.11% (quarter ended September 30, 1998).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                               1 YEAR       SINCE INCEPTION*
     --------------------------------------------------------------------------
     Small Company Growth Portfolio            61.34%            20.07%
     Small Company Index**                     23.32             11.21
     --------------------------------------------------------------------------
      *June 3, 1996.
     **Russell 2000 Index through July 1997; Small Company Growth Fund Stock
       Index thereafter.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add a small-capitalization growth stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for dividend income.
- You are willing to assume the above-average risk associated with investing in small-cap growth stocks.

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PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.

INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term growth of capital.

INVESTMENT STRATEGIES
The Portfolio invests in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment adviser evaluates foreign markets around the world. Within markets regarded as having favorable investment climates, the adviser selects companies with above-average growth potential whose stocks sell at reasonable prices.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE INTERNATIONAL STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. IN ADDITION TO FACING STOCK MARKET RISK, THE PORTFOLIO IS SUBJECT TO THE RISKS ASSOCIATED WITH FOREIGN INVESTING. Among these are:
- Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.
- Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

BAR CHART AND PERFORMANCE TABLE

The following bar chart and table provides an indication of the risk of investing in the International Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total returns for one and five calendar years and since inception compare with those of a broad-based international stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

13

      ------------------------------------------------------------------

                             ANNUAL TOTAL RETURNS*

      ------------------------------------------------------------------
                              1995        15.90%
                              1996        14.60%
                              1997         3.34%
                              1998        18.83%
                              1999        25.39%
      ------------------------------------------------------------------

      *The Portfolio's year-to-date return as of the most recent calendar quarter ended September 30, 2000, was x.xx%.

      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999) and the lowest return for a quarter was -11.96% (quarter ended September 30, 1998).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     International Portfolio              25.39%    15.38%         14.01%
     MSCI EAFE Index                      27.30     13.15          11.53
     --------------------------------------------------------------------------
     *June 3, 1994.
     --------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You wish to add an international stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
-    You are seeking growth of capital over the long term--at least five years.
-    You are not looking for income.
- You are willing to assume the additional risks (including currency and country risk) associated with international stocks.

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PORTFOLIO PROFILE--REIT INDEX PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.

INVESTMENT OBJECTIVE
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

INVESTMENT STRATEGIES
The Portfolio invests in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties. The Portfolio employs a "passively" managed--or index--approach, by holding a mix of securities that seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

PRIMARY RISKS
THE PORTFOLIO'S TOTAL RETURN, LIKE RETURNS ON REITS GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. The Portfolio is also subject to:
- Real estate industry risk, which is the chance that REIT share prices or the market value of underlying properties could fall.
- Interest rate risk, which is the chance that increases in interest rates could hurt REIT performance.
-    Income risk, which is the chance that dividends paid by REITs will decline.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

14

PERFORMANCE
The Portfolio began operations on February 9, 1999, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
- You are looking for a simple way to gain indirect exposure to the real estate market to further diversify your existing holdings, which could include other stock, bond, and money market investments.
- You want a stock fund that offers the potential for above-average dividend income. (Historically, the securities that make up the Index have provided higher dividend income than those in the S&P 500 Index.)
- You are seeking modest growth of capital over the long term--at least five years.

MORE ON THE FUND

This prospectus describes risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of a Portfolio.
     Each of the Portfolios follows a distinct set of investment policies and strategies. This section explains the policies and strategies used by the investment advisers in pursuit of each Portfolio's objective, and how the advisers implement these policies and strategies. In addition, this section discusses important risks faced by investors in the Portfolios.
     The section begins with policy information that applies to all the Portfolios. Next is information specific to the Money Market Portfolio, the three bond Portfolios, the Balanced Portfolio, and the eight Portfolios that invest in stocks.
     The Fund's board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interest of shareholders.

MARKET RISK

[FLAG] EACH OF THE PORTFOLIOS IS SUBJECT TO MARKET  RISK--THAT IS,  FLUCTUATIONS
     IN RETURNS CAUSED BY THE RISE AND FALL OF YIELDS AND PRICES WITHIN THE OVERALL MARKETS IN WHICH EACH PORTFOLIO INVESTS.

     You'll find more detail about the risks that you would face as an investor as you read about each Portfolio on the following pages.

MANAGER RISK

Nine of the Portfolios are actively managed, meaning that their investment advisers buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market as a whole. These nine Portfolios are the MONEY MARKET, SHORT-TERM CORPORATE, HIGH YIELD BOND, BALANCED, EQUITY INCOME, DIVERSIFIED VALUE, GROWTH, SMALL COMPANY GROWTH, and INTERNATIONAL PORTFOLIOS.

[FLAG] BECAUSE  THEY ARE  ACTIVELY  MANAGED,  THESE  PORTFOLIOS  ARE  SUBJECT TO
     MANAGER RISK, WHICH IS THE CHANCE THAT THEIR ADVISERS WILL DO A POOR JOB OF SELECTING SECURITIES.

     Four Portfolios--HIGH-GRADE BOND, EQUITY INDEX, MID-CAP INDEX, and REIT INDEX--are index funds. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established targeted index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse. These Portfolios are subject to market risk--share price fluctuations caused by the rise and fall of prices of the overall markets in which they invest--but are not subject to manager risk.

FUTURES AND OPTIONS CONTRACTS
Except for the Money Market Portfolio, all of the Portfolios may invest to a limited extent in futures and options contracts, which are traditional forms of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio.

15

The Portfolios will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. A Portfolio's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.
     The reasons for which a Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds or stocks.
- To reduce transaction costs or add value when these investments are favorably priced.

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                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These type of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

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OVERVIEW OF THE MONEY MARKET PORTFOLIO
The Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash reserves or cash equivalents. These instruments are considered short-term (that is, they mature in 13 months or less). The Portfolio will maintain an average maturity of 90 days or less.

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

     Vanguard's Fixed Income Group (Vanguard), adviser to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

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                               PLAIN TALK ABOUT
                           MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

--------------------------------------------------------------------------------

     The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country; the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

16

     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.
     The Portfolio also may invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.

OVERVIEW OF THE BOND PORTFOLIOS
The SHORT-TERM CORPORATE, HIGH-GRADE BOND, and HIGH YIELD BOND PORTFOLIOS each seek to provide a high level of income consistent with their respective credit-quality and maturity guidelines. The Portfolios invest in various types of fixed-income securities (or bonds).

[FLAG] EACH OF THE THREE  PORTFOLIOS  IS SUBJECT TO VARYING  LEVELS OF  INTEREST
     RATE RISK--THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

--------------------------------------------------------------------------------

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Corporate Portfolio is expected to have a comparatively low level of interest rate risk. The High-Grade Bond and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.
     Each of the Portfolios is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Short-Term Corporate and High-Grade Bond Portfolios because they invest primarily in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests primarily in bonds issued by corporations with relatively low credit- quality ratings.
     In addition, each of the bond Portfolios is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds. Accordingly, the Short-Term Corporate Portfolio is expected to have a relatively high level of income risk.

FOREIGN BONDS
Each of the bond Portfolios may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, a Portfolio is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

17

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                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion-- that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment grade."

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SHORT-TERM CORPORATE PORTFOLIO
The Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed-income securities. The Portfolio maintains a dollar-weighted average maturity of between 1 and 3 years. Depending on the outlook for interest rates, the adviser may adjust the average maturity of the Portfolio's holdings within the target range. The adviser also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.
     At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed-income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the adviser considers it advantageous to do so.
     Although the Portfolio invests primarily in short- and intermediate-term bonds issued by corporations, it also may invest in the following types of investment-grade securities:
- Bonds issued by the U.S. Treasury and U.S. government agencies and instrumentalities.
-    Bonds issued by state and local governments and their agencies.
-    Bank   obligations,   including   certificates   of  deposit  and  banker's
     acceptances.
- Asset-backed securities--that is, bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
-    Commercial paper, a type of IOU issued by corporations.

HIGH-GRADE BOND PORTFOLIO
The High-Grade Bond Portfolio invests in a statistically selected sample of fixed-income and mortgage-backed securities in an attempt to parallel the performance of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized benchmark for the U.S. bond market, and consists of close to 7,000 government, corporate, and mortgage-backed securities. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index.

     The Lehman Aggregate Bond Index comprises four major types of taxable bonds in the United States: U.S. Treasury and agency securities; corporate bonds; foreign bonds denominated in U.S. dollars; and mortgage-backed securities. As of September 30, 2000, these four types of bonds represented the following proportions of the Portfolio's market value:

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                                                        PORTION OF PORTFOLIO'S
TYPE OF BOND                                                 MARKET VALUE
-------------------------------------------------------------------------------
U.S. Treasury and agency securities                               xx%
Corporate bonds                                                    x
Foreign U.S.-dollar obligations                                    x
Mortgage-backed securities                                         x
-------------------------------------------------------------------------------

     Since 1991, the effective dollar-weighted average maturity of the Portfolio has ranged from a high of xx.x years to a low of x.x years; it was x.x years on September 30, 2000. The Portfolio attempts to remain fully invested in bonds at all times.

     In attempting to parallel the Index's performance, the adviser selects securities that, as a group, have characteristics similar to those of the Index. These characteristics include market-sector weightings, average coupon interest rates, maturity, effective duration, and credit quality.
     To enhance the Portfolio's return, the adviser uses a "corporate substitution" strategy. This means that the Portfolio invests up to 15% more of its net assets in short-term, high-quality corporate bonds (1- to 4-year maturities) than does the Index, while holding up to 15% less of its net assets in short-term Treasury securities.
     The corporate substitution policy increases the Portfolio's overall credit risk, but the adviser attempts to mitigate the additional risk by widely diversifying the corporate bond holdings. Overall, the Portfolio's credit risk is expected to be low.

18

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK
The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which usually repay principal upon maturity, mortgage-backed securities pay some principal along with interest as part of their periodic payments. Because it holds mortgage-backed securities, the Portfolio is subject to prepayment risk--the chance that, when interest rates are falling, homeowners and other mortgage borrowers will repay their loans earlier than scheduled by refinancing at lower rates. Because of prepayment risk, mortgage-backed securities generally do not enjoy as large a gain in market value as do other bonds during periods of falling interest rates. Also, when prepayments occur the Portfolio will have to reinvest the proceeds at generally lower rates, thereby reducing its income. Conversely, when interest rates rise, borrowers are less likely to prepay mortgage loans, so the market value of mortgage-backed securities may decline more than the market values of ordinary bonds. To compensate investors for these risks, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity. The credit quality of mortgage-backed securities is high. The Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority
(FHA). The U.S. government guarantees the timely payment of interest and principal on GNMA securities. Securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. Guarantees by the U.S. government or its agencies are limited to the timely payment of interest and principal; the market values of such securities are not guaranteed and can fluctuate widely. The Portfolio also may invest in conventional mortgage securities to the extent that these securities are represented in the Index. Conventional mortgage securities are packaged by private corporations and not guaranteed by the U.S. government.

HIGH YIELD BOND PORTFOLIO
The High Yield Bond Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio normally will invest at least 80% of its assets in corporate bonds with credit-quality ratings of at least B by Moody's or Standard & Poor's, or, if unrated, of comparable quality as determined by the Portfolio's adviser. These bonds are considered to be "below investment grade," meaning that they carry a high degree of risk and are considered speculative. No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the adviser believes it would be advantageous to do so.

[FLAG] BECAUSE IT INVESTS IN HIGH-YIELD  BONDS--WHOSE  PRICES AND CREDIT QUALITY
     CAN CHANGE SUDDENLY AND UNEXPECTEDLY--THE PORTFOLIO IS SUBJECT TO A HIGH DEGREE OF CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. PRICES OF HIGH-YIELD SECURITIES ARE LIKELY TO FLUCTUATE MORE SEVERELY THAN PRICES OF
     INVESTMENT-GRADE BONDS, AND MAY FLUCTUATE INDEPENDENTLY FROM THE BROADER BOND MARKET.

     The Portfolio's adviser selects securities on an individual basis after researching--among other things--the nature of a company's business, its strategy, and the quality of its management. The adviser looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.
     The share price of the High Yield Bond Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality, but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase, and that the market value of high-yield bonds may decline even if other bond prices are rising due to a decline in prevailing interest rates.

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                               PLAIN TALK ABOUT
                               HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

--------------------------------------------------------------------------------

19

     During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately.
     The Portfolio's adviser seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. It also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings rather than relying solely on the credit-quality analyses of rating agencies.
     The Portfolio may invest in asset-backed securities--that is, bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
     The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.
     The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. While the Portfolio's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

OVERVIEW OF THE BALANCED PORTFOLIO
The Balanced Portfolio invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality, long-term bonds. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

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                               PLAIN TALK ABOUT
                                BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

--------------------------------------------------------------------------------

     In building the Portfolio's stock holdings, the adviser seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. By purchasing a diversified group of such "value" stocks, the adviser hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.

     In selecting the Portfolio's bond holdings, the adviser emphasizes corporate bonds issued by high-quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and mortgage-backed securities. The dollar-weighted average maturity of the bond holdings exceeds xx years. To generate a relatively stable stream of interest income, the adviser does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates.

     Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the adviser generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons:
-    To improve the Portfolio's income stream.
-    Because one type of asset has significantly outperformed the other.
- Because the adviser sees greater value in one type of asset than another. The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

20

OVERVIEW OF THE STOCK PORTFOLIOS
The EQUITY INCOME, DIVERSIFIED VALUE, EQUITY INDEX, MID-CAP INDEX, GROWTH, SMALL COMPANY GROWTH, INTERNATIONAL, and REIT INDEX PORTFOLIOS invest primarily in common stocks, although each has its own strategies and types of holdings.
     Common stocks represent partial ownership in companies, and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG] EACH PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     Except for the International Portfolio, which invests primarily in stocks of companies outside of the United States, the Portfolios invest primarily in stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate very widely, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. (You will find a chart illustrating the volatility of the international stock market on page 24.)

--------------------------------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926-1999)
--------------------------------------------------------------------------------
                                           1 YEAR  5 YEARS  10 YEARS   20 YEARS
--------------------------------------------------------------------------------
Best                                        54.2%    28.6%   19.9%      17.9%
Worst                                      -43.1    -12.4    -0.9        3.1
Average                                     13.2     11.0    11.1       11.1
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1999. You can see, for example, that while the average return on stocks for all of the 5-year periods was 11.0%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any of these Portfolios in particular.

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                               PLAIN TALK ABOUT
                         VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
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INVESTMENT STYLES
Mutual funds that invest in U.S. stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.

21

     The following illustration shows how each of the seven Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies outside the United States.)

GRID APPEARS HERE
--------------------------------------------------
FUND                     STYLE          MARKET CAP
Equity Income            VALUE          LARGE
Diversified Value        VALUE          LARGE
Equity Index             BLEND          LARGE
Growth                   GROWTH         LARGE
Mid-Cap Index            BLEND          MEDIUM
REIT Index               VALUE          SMALL
Small Company Growth     GROWTH         SMALL
--------------------------------------------------

[FLAG] EACH PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE MARKET SECTOR IN WHICH IT INVESTS WILL TRAIL RETURNS FROM OTHER MARKET SECTORS. AS A GROUP, SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP STOCKS, VALUE STOCKS OR HEALTH CARE STOCKS) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

FOREIGN SECURITIES
The INTERNATIONAL PORTFOLIO invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the EQUITY INDEX, MID-CAP INDEX, and REIT INDEX PORTFOLIOS, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The EQUITY INCOME, DIVERSIFIED VALUE, GROWTH, and SMALL COMPANY GROWTH PORTFOLIOS may each invest up to 20% of their total assets in foreign securities.
     To the extent that a Portfolio holds foreign  securities,  it is subject to
(1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that returns on a foreign security will be reduced for American investors because of a rise in the value of the U.S. dollar versus foreign currencies.

EQUITY INCOME PORTFOLIO
The Equity Income Portfolio invests primarily in dividend-paying stocks of large, well-established U.S. companies. The Portfolio's adviser selects a diversified group of stocks after evaluating companies that have dividend yields (annualized dividends divided by stock price) at least 25% higher than the average dividend yield of the Standard & Poor's Industrial Index; a corporate commitment and the financial ability to pay dividends consistently; a market capitalization of at least $3 billion; and the potential for long-term capital appreciation.
     The Portfolio's investment philosophy reflects a belief that dividend income is an important component of long-term total returns and that dividend income is a more stable source of returns than capital change, which can be positive or negative. Because dividend income historically has tended to be relatively stable in the short-term, while stock prices fluctuate widely, the total returns of stocks that pay relatively high dividend yields have usually been less volatile than the returns of stocks with low dividend yields.
     Although the Portfolio generally invests primarily in common stocks or securities that are convertible into common stocks, it may invest up to 20% of its total assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's Corporation or Moody's Investor Service).

DIVERSIFIED VALUE PORTFOLIO
The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing primarily in common stocks of mid- and large-capitalization companies. The adviser's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From those companies that appear to have strong finances and good prospects for growth in earnings and dividends, the adviser will select those whose stock prices

22

appear to be undervalued by the overall market. Such stocks (often called value stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison to such fundamentals as their book value and earnings.
     To keep the Portfolio well-diversified, the adviser generally will invest no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

EQUITY INDEX PORTFOLIO

The Portfolio is a stock index fund that seeks long-term growth of capital and income by attempting to match the performance of the S&P 500 Index, which is made up primarily of stocks of large U.S. companies. These stocks represent approximately xx% of the market value of all U.S. common stocks. In seeking to fully replicate the Index performance, the Portfolio intends to hold all of the approximately 500 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio will invest about 3% of its assets in that company.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately xx% of its market capitalization. As of September 30, 2000, the five largest companies in the Index were:

-------------------------------------------------------------------------------
COMPANY                                                    PERCENTAGE OF INDEX
-------------------------------------------------------------------------------
                                                                   x.xx%
                                                                   x.xx
                                                                   x.xx
                                                                   x.xx
                                                                   x.xx
-------------------------------------------------------------------------------

MID-CAP INDEX PORTFOLIO
The Mid-Cap Index Portfolio is a stock index fund that seeks long-term growth of capital by attempting to match the performance of the S&P MidCap 400 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index performance, the Portfolio intends to hold all of the approximately 400 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P MidCap 400 Index were made up of the stock of a specific company, the Portfolio will invest about 3% of its assets in that company.

     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately xx% of its market capitalization. As of September 30, 2000, the five largest companies in the Index were:

-------------------------------------------------------------------------------
COMPANY                                                    PERCENTAGE OF INDEX
-------------------------------------------------------------------------------
                                                                   x.xx%
                                                                   x.xx
                                                                   x.xx
                                                                   x.xx
                                                                   x.xx
-------------------------------------------------------------------------------

     Fluctuations in the total returns of mid-capitalization stocks historically have been somewhat greater than those for large-cap stocks and somewhat lower than those for small-cap stocks. There is no certainty, however, that this pattern will continue in the future.

GROWTH PORTFOLIO
The Portfolio seeks long-term growth of capital by investing in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth. The Portfolio's adviser researches more than 200 large companies with superior records and good prospects for growth. Stocks purchased for the Portfolio typically have strong positions in their markets, reasonable financial strength, and relatively low sensitivity to changing economic conditions, and they usually sell at attractive prices in relation to their growth potential. The Portfolio will take relatively large positions in the stocks whose prospects seem most favorable, and its ten largest holdings may account for 35% to 40% of total assets. In addition, the

23

Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

[FLAG] BECAUSE THE PORTFOLIO  INVESTS A GREATER  PERCENTAGE OF ITS ASSETS IN THE
     SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS, THE PORTFOLIO IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

SMALL COMPANY GROWTH PORTFOLIO
The Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.
     The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, exceeds $40 billion.

     The Portfolio employs two investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each adviser and may change the proportions as circumstances warrant.
     The two advisers use active management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of securities, and the stock market and the economy in general.
     Each adviser uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan) categorizes stocks into three categories: (1) "Core" growth stocks, representing 50% to 80% of assets, are companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 10% to 25% of assets, generally have unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special values," 10% to 25% of assets, are companies whose stock prices are undervalued given the adviser's view of their prospects for improvement over the next several years.
     Grantham, Mayo, Van Otterloo & Co. LLC (GMO) began managing new cash invested in the Portfolio on October 1, 2000. GMO uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

     Besides common stocks, the Portfolio may invest in securities that are convertible into common stocks.
     The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. Among the reasons for this high degree of price volatility: Markets for small-capitalization stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small company stocks often pay no dividends.

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                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of assets invested in their top ten.

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INTERNATIONAL PORTFOLIO
The Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. In selecting stocks, the Portfolio's adviser evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, the adviser determines the proportion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, the adviser selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. The adviser's assessments are based on extensive research by a team of analysts at 12 regional offices around the world.
     The core of the Portfolio--normally constituting 60% to 70% of its total assets--consists of stocks of companies that possess what the adviser believes are sustainable competitive advantages and strong prospects for growth. These core

24

holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Portfolio's assets consist of "noncore" stocks selected to increase the Portfolio's presence in markets where the near-term outlook is particularly favorable. These noncore holdings typically are large-cap stocks that have historically moved in accordance with their local markets.

     The adviser's investment approach results in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.

     Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG] CURRENCY RISK, WHICH IS THE CHANCE THAT RETURNS WILL BE HURT BY A RISE IN
     THE VALUE OF THE U.S. DOLLAR VERSUS FOREIGN CURRENCIES.

     Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

[FLAG] COUNTRY RISK,  WHICH IS THE CHANCE THAT POLITICAL EVENTS (SUCH AS A WAR),
     FINANCIAL PROBLEMS (SUCH AS A GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

     Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

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               INTERNATIONAL STOCK MARKET RETURNS (1969-1999)
-------------------------------------------------------------------------------
                                   1 YEAR       5 YEARS   10 YEARS    20 YEARS
-------------------------------------------------------------------------------
Best                                69.9%        36.5%      22.8%       16.3%
Worst                              -23.2          1.5        5.9        12.0
Average                             15.2         13.6       14.5        14.7
-------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1999. Keep in mind that this was a particularly favorable period for all stock markets. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.

     The Portfolio may enter into forward foreign currency contracts, which can help protect its holdings against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. The adviser will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

REIT INDEX PORTFOLIO
The Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital, by attempting to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).
     The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passively" managed--or index--approach to create a mix of securities that will track, as closely as possible, the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's

25

market-capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                     REITS

Rather than owning properties directly--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

--------------------------------------------------------------------------------

[FLAG] BECAUSE  IT  INVESTS  IN STOCKS OF REITS,  THE  PORTFOLIO  IS  SUBJECT TO
     SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT A GENERAL DECLINE IN PROPERTY VALUES COULD CAUSE THE PRICES OF REIT STOCKS TO FALL.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT HIGHER INTEREST RATES COULD HURT REIT PERFORMANCE. HIGHER INTEREST RATES COULD MAKE YIELDS ON COMPETING INVESTMENTS, INCLUDING BONDS, MORE ATTRACTIVE THAN OWNING REIT SHARES. ALSO, HIGHER RATES MAKE IT MORE DIFFICULT AND COSTLY FOR REITS TO BORROW TO FINANCE PROPERTY PURCHASES AND IMPROVEMENTS.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments), and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.

--------------------------------------------------------------------------------

     The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including: the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries renting properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.

     The Morgan Stanley REIT Index comprises stocks of publicly traded equity REITs (other than health-care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. The REIT Index Portfolio invests in equity REITs only.
     As of September 30, 2000, the Index included xxx REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million, or because of corporate activity such as a merger, acquisition, bankruptcy, IRS removal of REIT status, a fundamental change in the REIT's business, or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market.

26


     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographical regions. The Index's makeup, as of September 30, 2000, follows.

-------------------------------------------------------------------------------
TYPE OF REIT                                               PERCENTAGE OF INDEX
-------------------------------------------------------------------------------
Retail                                                              xx%
Residential Apartments                                              xx
Office                                                              xx
Industrial                                                          xx
Hotels                                                              xx
Diversified                                                         xx
-------------------------------------------------------------------------------

     The Index's ten largest stocks make up more than xx% of its market value. The Index's largest stocks, as of September 30, 2000, are listed below.

1. Equity Office Properties Trust REIT       6. Crescent Real Estate, Inc. REIT
2. Starwood Hotels & Resorts REIT            7. Archstone Communities Trust REIT
3. Simon Property Group, Inc. REIT           8. ProLogis Trust REIT
4. Equity Residential Properties Trust REIT  9. Vornado Realty Trust REIT
5. Public Storage, Inc. REIT                10. Spieker Properties, Inc. REIT

     The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash reserves to maintain liquidity.



INVESTING IN REPURCHASE AGREEMENTS
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolios' advisers attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.

--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE MEASURES
Each Portfolio (except the Money Market Portfolio) may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, a Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.

27

THE PORTFOLIOS AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $xxx billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

THE VANGUARD GROUP

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to six of the Portfolios of Vanguard Variable Insurance Fund.
     Vanguard's Fixed Income Group provides advisory services for the MONEY MARKET, SHORT-TERM CORPORATE, and HIGH-GRADE BOND PORTFOLIOS. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of September 30, 2000, the Fixed Income Group managed more than $xxx billion in total assets. The individuals responsible for overseeing the Portfolios' investments are:
- IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974; and has had primary responsibility for Vanguard's internal fixed-income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; and has managed portfolio investments and the Money Market Portfolio since 1997. Education: B.S. University of Wisconsin.
- ROBERT F. AUWAERTER, Principal of Vanguard. He has worked in investment management since 1978, has managed portfolio investments since 1979; has been with Vanguard since 1981; and has managed the Short-Term Corporate Portfolio since its inception. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.
- KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981, has managed portfolio investments since 1982; has been with Vanguard and has managed the High-Grade Bond Portfolio since 1992. Education: B.S., University of Illinois; M.B.A., University of Chicago.
Mr. Glocke, Mr. Auwaerter, and Mr. Volpert manage the portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.
     For the fiscal year ended September 30, 2000, the Money Market Portfolio's advisory expenses represented an effective annual rate of 0.xx% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2000, the Short-Term Corporate Portfolio's advisory expenses represented an effective annual rate of approximately 0.xx% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2000, the High-Grade Bond Portfolio's advisory expenses represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

     Vanguard's Quantitative Equity Group provides advisory services for the EQUITY INDEX, MID-CAP INDEX, and REIT INDEX PORTFOLIOS. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of September 30, 2000, the Quantitative Equity Group managed more than $xxx billion in total assets. The individual responsible for overseeing each Portfolio's investments is:
- GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing investments and strategy since joining the company in 1987. Education:
     A.B., Dartmouth College; M.B.A., University of Chicago.
     For the fiscal year ended September 30, 2000, the Equity Index Portfolio's advisory expenses represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

28


     For the fiscal year ended September 30, 2000, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of 0.xx% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2000, the REIT Index Portfolio's advisory expenses represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

     Vanguard employs seven independent investment advisers to manage the remaining seven Portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the HIGH YIELD BOND and BALANCED PORTFOLIOS. Wellington Management, an investment advisory firm founded in 1928, managed more than $xxx billion in stock and bond portfolios as of September 30, 2000.
     The individual responsible for overseeing the HIGH YIELD BOND PORTFOLIO'S investments is:
- EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
     The individuals responsible for overseeing the BALANCED PORTFOLIO'S investments are:
- ERNST H. VON METZCH, CFA, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1971; has been with Wellington Management since 1973; has managed portfolio investments since 1984; and has managed the Portfolio since 1995.
     Education: M.Sc., University of Leiden, Holland; Ph.D., Harvard University.
- PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology. Wellington Management's advisory fee with respect to the Balanced Portfolio is paid quarterly based on a percentage of net assets. The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Balanced Portfolio relative to that of a "Composite Index," 65% of which is comprised of the Standard & Poor's Composite Stock Price Index and 35% of which is comprised of the Lehman Brothers Corporate A or Better Bond Index.
     For the fiscal year ended September 30, 2000, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.xx% of the Portfolio's average net assets, before a decrease of 0.xx% based on performance.
     For the fiscal year ended September 30, 2000, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

NEWELL ASSOCIATES
Newell Associates (Newell), 525 University Avenue, Palo Alto, CA 94301, provides advisory services for the EQUITY INCOME PORTFOLIO. Newell, an investment advisory firm founded in 1986, managed about $x.x billion in assets as of September 30, 2000.
     The individual responsible for overseeing the Equity Income Portfolio's investments is:
- ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell Associates. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Portfolio since its inception. Education: B.A., University of Minnesota; J.D., Harvard Law School; M.A., University of Minnesota.
     For the fiscal year ended September 30, 2000, the advisory fee paid to Newell represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the DIVERSIFIED VALUE PORTFOLIO. Barrow, Hanley is owned by United Asset Management, 1 International Place, Boston, MA 02109. Barrow, Hanley managed approximately $xx billion in stock and bond portfolios as of September 30, 2000.
     The individual responsible for overseeing the Diversified Value Portfolio's investments is:
- JAMES P. BARROW, Partner and Vice President of Barrow, Hanley, Mewhinney & Strauss, Inc. He has worked in investment management since 1963; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.

     Barrow, Hanley's advisory fee is paid quarterly based on an annual percentage rate of 0.125% applied to the average month-end net assets of the Diversified Value Portfolio for the quarter.
     The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Diversified Value Portfolio relative to that of the Standard & Poor's/BARRA Value Index.

29


     The performance fee will not be fully operable until the quarter ending March 31, 2002. Until that date, the performance fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.
     For the fiscal year ended September 30, 2000, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

LINCOLN CAPITAL MANAGEMENT COMPANY
Lincoln Capital Management Company (Lincoln), 200 South Wacker Drive, Chicago, IL 60606, provides advisory services for the GROWTH PORTFOLIO. Lincoln is an investment advisory firm founded in 1967. As of September 30, 2000, Lincoln managed more than $xx billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds.
     The individuals responsible for overseeing the Growth Portfolio's investments are:
- J. PARKER HALL III, Chief Executive Officer and Managing Director of Lincoln Capital Management Company. He has worked in investment management since 1957; has been with Lincoln since 1971; and has managed the Portfolio since its inception. Education: B.A., Swarthmore College; M.B.A., Harvard Business School.
- DAVID M. FOWLER, Executive Vice President and Managing Director of Lincoln Capital Management Company. He has worked in investment management since 1972; has been with Lincoln since 1984; and has managed the Portfolio since its inception. Education: B.S., Loyola University; M.B.A., Northwestern University.
- JOHN S. COLE, Principal of Lincoln Capital Management Company. He worked in investment management as Executive Vice President and Chief Equity Officer at Boatman's Trust Company from 1992 until he joined Lincoln in 1997; and has managed the Portfolio since 1997. Education: B.S., Bentley College; M.B.A., Notre Dame University.
     Lincoln's advisory fee is paid quarterly based on an annual percentage rate of 0.15% applied to the average month-end net assets of the Growth Portfolio for the quarter.
     The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Growth Portfolio relative to that of the Russell 1000 Growth Index.
     The performance fee will not be fully operable until the quarter ending September 30, 2003. Until that date, the performance fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.
     For the fiscal year ended September 30, 2000, the advisory fee paid to Lincoln represented an effective annual rate of 0.xx% of the Portfolio's average net assets.

GRANAHAN INVESTMENT MANAGEMENT, INC. and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02154, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston MA 02110, each provide investment advisory services for the SMALL COMPANY GROWTH PORTFOLIO.
     Granahan is an investment advisory firm specializing in small-company stock invesments. Founded in 1985, Granahan managed approximately $x.x billion in assets as of September 30, 2000.
     GMO is an investment advisory firm founded in 1977. As of September 30, 2000, GMO managed about $xx billion in assets. GMO provides investment counseling services to employee benefit plans, endowment funds, other institutions, and individuals.
     Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the control of the trustees and officers of Vanguard Variable Insurance Fund.
     The individuals responsible for overseeing the Small Company Growth Portfolio's investments are:
- JOHN J. GRANAHAN, CFA, Founder and President of Granahan Investment Management, Inc. He has worked in investment management since 1963; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., St. Joseph's University; Graduate Fellow of Catholic University of America.
- GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed the Portfolio since 1996. Education: B.A., Boston University.
- CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at Grantham, Mayo, Van Otterloo & LLC. He has managed investments for GMO since 1979; and began managing assets of the Portfolio in 2000. Education:
     B.A., Yale University; M.B.A., Harvard University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979; and began managing assets of the Portfolio in 2000. Education: B.S., University of Massachusetts.
     The Portfolio pays each adviser on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison to the

30


Russell 2000 Growth Index. (GMO's performance adjustment will be implemented beginning at the close of the quarter ending December 31, 2001.)
     For the fiscal year ended September 30, 2000, the advisory fee paid to Granahan represented an effective annual rate of 0.xx% of the Portfolio's average net assets, before an increase 0.xx% based on performance. GMO began serving as an investment adviser on October 1, 2000.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
Schroder Investment Management North America Inc. (Schroder), 31 Gresham Street, London EC2V 7QA, England, provides investment advisory services for the INTERNATIONAL PORTFOLIO. Schroder, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of September 30, 2000, The Schroder Group managed more than $xxx billion in assets.
     The individual responsible for overseeing the International Portfolio's investments is:
- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder Investment Management North America Inc. He has been with Schroder since 1968 and has managed the Portfolio since its inception. Education: the Sorbonne, France; B.A. and M.A., Cambridge University, England.

     Schroder's advisory fee is paid quarterly based on a percentage of net assets. The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the International Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     For the fiscal year ended September 30, 2000, the advisory fee paid to Schroder represented an effective annual rate of 0.xx% of the Portfolio's average net assets, before an increase of 0.xx% based on performance.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Portfolios' securities, and to seek out the best available price and most favorable execution for all transactions. Also, the Fund may direct an adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

TAXES

The tax consequences of your investment in a Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your annuity or life insurance contract.

SHARE PRICE

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Purchase and redemption orders for each Portfolio are based on the Portfolio's net asset value next computed after Vanguard receives a request in good order. Net asset value per share is computed by adding up the total value of each Portfolio's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Portfolio shares outstanding:

     A NOTE ON PRICING: Each Portfolio's investments (with the exception of the Money Market Portfolio, which uses the amortized cost method of valuation) will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's board of trustees.
     Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the past five years or since its inception, and certain information reflects financial results for a single Portfolio share in each case. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Portfolio's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

31


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal 2000 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $.05 per share from investment income (interest and dividends).

Shareholders received $.xx per share in the form of dividend distributions. The earnings ($.xx per share) minus the distributions ($.xx per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was x.xx% for the year.

As of September 30, 2000, the Portfolio had $xxx million in net assets. For the year, its expense ratio was 0.xx% ($x.00 per $1,000 of net assets); and its net investment income amounted to x.xx% of its average net assets.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                               MONEY MARKET PORTFOLIO
                                              YEAR ENDED SEPTEMBER 30,
                                        ---------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $1.00   $1.00   $1.00   $1.00     $1.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS

 Net Investment Income                          .050    .055    .054      .054
 Net Realized and Unrealized Gain
  (Loss) on Investments                           --      --      --        --
                                        ---------------------------------------
   Total from Investment Operations             .050    .055    .054      .054
                                        ---------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.050)  (.055)  (.054)    (.054)
 Distributions from Realized Capital
  Gains                                           --      --      --        --
                                        ---------------------------------------
   Total Distributions                         (.050)  (.055)  (.054)    (.054)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $1.00   $1.00   $1.00     $1.00
===============================================================================

TOTAL RETURN                                   5.09%   5.60%   5.48%     5.49%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)             $723    $590    $393      $285
 Ratio of Total Expenses to Average
  Net Assets                                   0.20%   0.20%   0.21%     0.19%
 Ratio of Net Investment Income to
  Average Net Assets                           4.98%   5.46%   5.36%     5.36%
===============================================================================


-------------------------------------------------------------------------------
                                                SHORT-TERM CORPORATE PORTFOLIO
                                                   YEAR ENDED       FEB. 8* TO
                                           SEPTEMBER 30, 2000    SEP. 30, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.75           $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                    .355
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                         (.250)
                                           ------------------------------------
   Total from Investment Operations                                       .105
                                           ------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                    (.355)
 Distributions from Realized Capital Gains                                  --
                                           ------------------------------------
   Total Distributions                                                   (.355)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 9.75
===============================================================================

TOTAL RETURN                                                             1.08%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                                        $29
 Ratio of Total Expenses to Average Net Assets                         0.27%**
 Ratio of Net Investment Income to Average
  Net Assets                                                           5.74%**
 Portfolio Turnover Rate                                                   39%
===============================================================================
 *Inception.
**Annualized.

32

-------------------------------------------------------------------------------
                                              HIGH-GRADE BOND PORTFOLIO
                                               YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $11.07  $10.57  $10.29    $10.47
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .646    .663    .678      .670
 Net Realized and Unrealized Gain
  (Loss) on Investments                        (.700)   .500    .280     (.180)
                                         --------------------------------------
   Total from Investment Operations            (.054)  1.163    .958      .490
                                         --------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.646)  (.663)  (.678)    (.670)
 Distributions from Realized Capital
  Gains                                        (.030)     --      --        --
                                         --------------------------------------
   Total Distributions                         (.676)  (.663)  (.678)    (.670)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $10.34  $11.07  $10.57    $10.29
===============================================================================

TOTAL RETURN                                  -0.49%  11.36%   9.60%     4.80%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)             $337    $322    $188      $139
 Ratio of Total Expenses to Average Net
  Assets                                       0.23%   0.28%   0.29%     0.25%
 Ratio of Net Investment Income to
  Average Net Assets                           6.06%   6.16%   6.51%     6.43%
 Portfolio Turnover Rate                         69%     65%     40%       56%
===============================================================================


-------------------------------------------------------------------------------
                                          HIGH YIELD BOND PORTFOLIO
                                     YEAR ENDED SEPTEMBER 30,
                                 -------------------------------    JUN. 3* TO
                                 2000    1999    1998    1997    SEP. 30, 1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $10.09  $10.59  $10.15           $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   .847    .895    .922             .299
 Net Realized and Unrealized
  Gain (Loss) on Investments            (.573)  (.485)   .450             .150
                                 ----------------------------------------------
   Total from Investment
    Operations                           .274    .410   1.372             .449
                                 ----------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                                (.847)  (.895)  (.922)           (.299)
 Distributions from Realized
  Capital Gains                         (.017)  (.015)  (.010)              --
                                 ----------------------------------------------
   Total Distributions                  (.864)  (.910)  (.932)           (.299)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 9.50  $10.09  $10.59           $10.15
===============================================================================

TOTAL RETURN                            2.68%   3.85%  14.12%            4.56%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year
  (Millions)                             $146    $131     $85              $22
 Ratio of Total Expenses to
  Average Net Assets                    0.29%   0.31%   0.31%          0.32%**
 Ratio of Net Investment Income
  to Average Net Assets                 8.51%   8.45%   8.88%          9.29%**
 Portfolio Turnover Rate                  31%     38%     30%               8%
===============================================================================
 *Inception.
**Annualized.

33


-------------------------------------------------------------------------------
                                                  BALANCED PORTFOLIO
                                               YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $17.73  $17.97  $14.81    $13.33
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .63     .63     .60      .565
 Net Realized and Unrealized Gain
  (Loss) on Investments                          .95     .56    3.31     1.420
                                         --------------------------------------
   Total from Investment Operations             1.58    1.19    3.91     1.985
                                         --------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.62)   (.60)   (.19)    (.505)
 Distributions from Realized Capital
  Gains                                        (1.28)   (.83)   (.56)       --
                                         --------------------------------------
   Total Distributions                         (1.90)  (1.43)   (.75)    (.505)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $17.41  $17.73  $17.97    $14.81
===============================================================================

TOTAL RETURN                                   9.44%   7.26%  27.60%    15.26%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)             $599    $553    $468      $330
 Ratio of Total Expenses to Average Net
  Assets                                       0.29%   0.31%   0.32%     0.31%
 Ratio of Net Investment Income to
  Average Net Assets                           3.58%   3.72%   3.96%     4.04%
 Portfolio Turnover Rate                         24%     31%     25%       36%
===============================================================================


--------------------------------------------------------------------------------
                                                EQUITY INCOME PORTFOLIO
                                               YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $19.69  $18.50  $13.71    $12.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .51    .490     .42       .48
 Net Realized and Unrealized Gain
  (Loss) on Investments                         1.50   1.475    4.69      1.75
                                         --------------------------------------
   Total from Investment Operations             2.01   1.965    5.11      2.23
                                         --------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.49)  (.400)   (.15)     (.46)
 Distributions from Realized Capital
  Gains                                         (.11)  (.375)   (.17)     (.06)
                                         --------------------------------------
   Total Distributions                          (.60)  (.775)   (.32)     (.52)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $21.10  $19.69  $18.50    $13.71
===============================================================================

TOTAL RETURN                                  10.36%  11.19%  38.05%    19.07%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)             $429    $375    $271      $142
 Ratio of Total Expenses to Average Net
  Assets                                       0.33%   0.36%   0.37%     0.35%
 Ratio of Net Investment Income to
  Average Net Assets                           2.44%   2.69%   3.11%     3.69%
 Portfolio Turnover Rate                          6%      6%      8%        8%
================================================================================

34


-------------------------------------------------------------------------------
                                               DIVERSIFIED VALUE PORTFOLIO
                                                   YEAR ENDED       FEB. 8* TO
                                           SEPTEMBER 30, 2000    SEP. 30, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.75           $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .11
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                          (.80)
                                           ------------------------------------
   Total from Investment Operations                                       (.69)
                                           ------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                       --
 Distributions from Realized Capital Gains                                  --
                                           ------------------------------------
   Total Distributions                                                      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 9.31
===============================================================================

TOTAL RETURN                                                            -6.90%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                                        $42
 Ratio of Total Expenses to Average Net
  Assets                                                               0.37%**
 Ratio of Net Investment Income to Average
  Net Assets                                                           2.38%**
 Portfolio Turnover Rate                                                   18%
===============================================================================
 *Inception.
**Annualized.

-------------------------------------------------------------------------------
                                                EQUITY INDEX PORTFOLIO
                                               YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $26.94  $25.32  $18.32    $15.69
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .37     .37     .34       .34
 Net Realized and Unrealized Gain
  (Loss) on Investments                         7.04    1.83    6.94      2.75
                                         --------------------------------------
   Total from Investment Operations             7.41    2.20    7.28      3.09
                                         --------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.37)   (.34)   (.19)     (.33)
 Distributions from Realized Capital
  Gains                                         (.13)   (.24)   (.09)     (.13)
                                         --------------------------------------
   Total Distributions                          (.50)   (.58)   (.28)     (.46)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $33.85  $26.94  $25.32    $18.32
===============================================================================

TOTAL RETURN                                  27.84%   8.97%  40.31%    20.19%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)           $1,365    $920    $718      $406
 Ratio of Total Expenses to Average Net
  Assets                                       0.18%   0.20%   0.23%     0.22%
 Ratio of Net Investment Income to
  Average Net Assets                           1.21%   1.48%   1.78%     2.13%
 Portfolio Turnover Rate                          4%      1%      1%        2%
===============================================================================

35


-------------------------------------------------------------------------------
                                                 MID-CAP INDEX PORTFOLIO
                                                   YEAR ENDED       FEB. 8* TO
                                           SEPTEMBER 30, 2000    SEP. 30, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.65           $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .04
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                           .61
                                           ------------------------------------
   Total from Investment Operations                                        .65
                                           ------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                       --
 Distributions from Realized Capital Gains                                  --
                                           ------------------------------------
   Total Distributions                                                      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.65
===============================================================================

TOTAL RETURN                                                             6.50%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                                        $54
 Ratio of Total Expenses to Average Net
  Assets                                                               0.24%**
 Ratio of Net Investment Income to Average
  Net Assets                                                           1.03%**
 Portfolio Turnover Rate                                                   24%
===============================================================================
 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.


-------------------------------------------------------------------------------
                                                   GROWTH PORTFOLIO
                                               YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $24.33  $21.51  $17.58    $14.10
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .16     .16    .190       .18
 Net Realized and Unrealized Gain
  (Loss) on Investments                         6.16    3.43   4.615      3.65
                                         --------------------------------------
   Total from Investment Operations             6.32    3.59   4.805      3.83
                                         --------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.16)   (.20)  (.180)     (.16)
 Distributions from Realized Capital
  Gains                                        (1.53)   (.57)  (.695)     (.19)
                                         --------------------------------------
   Total Distributions                         (1.69)   (.77)  (.875)     (.35)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $28.96  $24.33  $21.51    $17.58
===============================================================================

TOTAL RETURN                                  27.27%  17.37%  28.76%    27.79%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)             $953    $631    $460      $276
 Ratio of Total Expenses to Average Net
  Assets                                       0.35%   0.39%   0.38%     0.39%
 Ratio of Net Investment Income to
  Average Net Assets                           0.59%   0.74%   1.12%     1.29%
 Portfolio Turnover Rate                         50%     48%     38%       42%
===============================================================================

36


-------------------------------------------------------------------------------
                                      SMALL COMPANY GROWTH PORTFOLIO
                                 YEAR ENDED SEPTEMBER 30,
                             ---------------------------------      JUN. 3* TO
                             2000     1999      1998     1997    SEP. 30, 1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                          $ 9.53    $11.97   $ 9.84           $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                 .06       .06      .04              .04
 Net Realized and Unrealized
  Gain (Loss) on Investments          3.35     (2.46)    2.13             (.20)
                             --------------------------------------------------
   Total from Investment
    Operations                        3.41     (2.40)    2.17             (.16)
                             --------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                   (.06)     (.04)    (.04)              --
 Distributions from
  Realized Capital Gains              (.01)       --       --               --
                             --------------------------------------------------
   Total Distributions                (.07)     (.04)    (.04)              --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                             $12.87    $ 9.53   $11.97           $ 9.84
===============================================================================

TOTAL RETURN                        35.98%   -20.10%   22.16%           -1.60%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year
  (Millions)                          $168      $111     $133              $44
 Ratio of Total Expenses to
  Average Net Assets                 0.49%     0.42%    0.39%          0.45%**
 Ratio of Net Investment
  Income to Average Net
  Assets                             0.58%     0.54%    0.67%          1.42%**
 Portfolio Turnover Rate               85%      106%      72%              18%
===============================================================================
 *Inception.
**Annualized.


-------------------------------------------------------------------------------
                                               INTERNATIONAL PORTFOLIO
                                               YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                        2000    1999    1998    1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $12.96  $14.55  $12.74    $11.40
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .23     .21     .17       .14
 Net Realized and Unrealized Gain
  (Loss) on Investments                         2.59   (1.48)   2.10      1.36
                                         --------------------------------------
   Total from Investment Operations             2.82   (1.27)   2.27      1.50
                                         --------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.20)   (.18)   (.14)     (.16)
 Distributions from Realized Capital
  Gains                                           --    (.14)   (.32)       --
                                         --------------------------------------
   Total Distributions                          (.20)   (.32)   (.46)     (.16)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $15.58  $12.96  $14.55    $12.74
===============================================================================

TOTAL RETURN                                  21.97%  -8.74%  18.55%    13.36%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)             $272    $217    $246      $162
 Ratio of Total Expenses to Average Net
  Assets                                       0.46%   0.48%   0.46%     0.49%
 Ratio of Net Investment Income to
  Average Net Assets                           1.51%   1.48%   1.43%     1.42%
 Portfolio Turnover Rate                         39%     38%     22%       19%
===============================================================================

37


-------------------------------------------------------------------------------
                                                  REIT INDEX PORTFOLIO
                                                   YEAR ENDED       FEB. 8* TO
                                           SEPTEMBER 30, 2000    SEP. 30, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.85           $10.00
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .28
 Net Realized and Unrealized Gain (Loss)
  on Investments                                                          (.43)
                                           ------------------------------------
   Total from Investment Operations                                       (.15)
                                           ------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                       --
 Distributions from Realized Capital Gains                                  --
                                           ------------------------------------
   Total Distributions                                                      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 9.85
===============================================================================

TOTAL RETURN                                                            -1.50%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                                        $21
 Ratio of Total Expenses to Average Net
  Assets                                                               0.27%**
 Ratio of Net Investment Income to Average
  Net Assets                                                           6.26%**
 Portfolio Turnover Rate                                                    4%
===============================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins. **Annualized.

     Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.




The REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group Inc. All other market indexes referenced in this prospectus are the exclusive property of their respective owners.

38

GENERAL INFORMATION

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interest of the Portfolio's shareholders, the Fund may reject such a purchase request.
     If you wish to redeem monies from a Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.
     If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

39

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that events such as political or financial troubles or natural disasters will weaken a country's economy.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that returns on a foreign investment will be reduced because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not hurt badly by the poor performance of a single security, industry, or country.

INVESTMENT GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                [SHIP LOGO]
                                                [THE VANGUARD GROUP(R) LOGO]

                                                Post Office Box 2600
                                                Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard Variable Insurance Fund, the
following documents are available free
upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to
shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the
Fund or other Vanguard funds, please
contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)

You can review and copy information
about the Fund (including the SAI) at the SEC's Public Reference Room in
Washington, DC. To find out more about
this public service, call the SEC at 1-202-
942-8090. Reports and other information
about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962




                                                (C)2000 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing Corporation,
                                                Distributor.

                                                P064N 122000

                                                P064NY 122000

                                     PART B

                 VANGUARD(R) VARIABLE INSURANCE FUND (THE FUND)

             STATEMENT OF ADDITIONAL INFORMATION DECEMBER 29, 2000

This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated December 29, 2000). To obtain the Prospectus or the most recent Annual Report to Shareholders, containing the Fund's financial statements, which are hereby incorporated by reference, please write to the Fund or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DESCRIPTION OF THE FUND..........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-8
SHARE PRICE......................................................B-9
PURCHASE OF SHARES...............................................B-11
REDEMPTION OF SHARES.............................................B-11
YIELD (MONEY MARKET PORTFOLIO)...................................B-11
YIELD AND TOTAL RETURN...........................................B-12
MANAGEMENT OF THE FUND...........................................B-14
INVESTMENT ADVISORY SERVICES.....................................B-17
PORTFOLIO TRANSACTIONS...........................................B-27
COMPARATIVE INDEXES..............................................B-28
FINANCIAL STATEMENTS.............................................B-30
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS..................B-31


                             DESCRIPTION OF THE FUND

ORGANIZATION

The Fund was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware business trust on June 30, 1998. Prior to its reorganization as a Delaware business trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company. It currently offers the following portfolios (all Investor Share Class):

      Balanced Portfolio                 High-Grade Bond Portfolio
      Diversified Value Portfolio        International Portfolio
      Equity Income Portfolio            Mid-Cap Index Portfolio
      Equity Index Portfolio             Money Market Portfolio
      Growth Portfolio                   REIT Index Portfolio
      High Yield Bond Portfolio          Short-Term Corporate Portfolio
                         Small Company Growth Portfolio
           (individually, a Portfolio; collectively, the Portfolios)

     The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for International Portfolio); First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106, (for High-Grade Bond, Equity Index, Balanced, High Yield Bond, Small Company Growth, Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Portfolios); State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (for Equity Income and Growth Portfolios); and The Bank of New York, One Wall Street, New York, NY 10286 (for Money Market Portfolio) serve as the Fund's custodians. The custodians are responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or any of its Portfolios. The Fund or any of its Portfolios may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Portfolio. Unless terminated by reorganization or liquidation, the Fund and its Portfolios will continue indefinitely.

     SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Portfolio are entitled to receive any dividends or other distributions declared for such Portfolios. No shares have priority or preference over any other shares of the same Portfolio with respect to distributions. Distributions will be made from the assets of a Portfolio, and will be paid ratably to all shareholders of the Portfolio (or class) according to the number of shares of such Portfolio (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Portfolio based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Portfolio; or
(iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Portfolio of the Fund.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Fund.

     REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current Plan prospectus and elsewhere in this Statement of Additional Information.
                                       B-2

     SINKING FUNDS PROVISION. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

Each Portfolio of the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Portfolio will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio of the Fund must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

     REPURCHASE AGREEMENTS. Each Portfolio of the Fund, along with other members of the Vanguard Group, may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. The 13 Portfolios of the Fund, along with other Vanguard Funds, may deposit their daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term instruments. The Bank of New York is the custodian for the joint account. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the custodian bank for the joint account until repurchased. In addition, the Fund's board of trustees will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio of the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Each Portfolio of the Fund (except for the Money Market Portfolio) may lend its securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a Portfolio may lend to 33 1/3% of the Portfolio's total assets, and require that: (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan, which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with loaned securities; but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     ILLIQUID SECURITIES. Each Portfolio of the Fund may invest up to 15% of its net assets (10% with respect to the Money Market Portfolio) in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Portfolio's books.

     The Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers.
Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for these Portfolios to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Portfolios' investment advisers determine the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

     FOREIGN INVESTMENTS. As indicated in the Prospectus, the International, Equity Index, Growth, Equity Income, Small Company Growth, Balanced, Short-Term Corporate, High Grade Bond, and Money Market Portfolios may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from its foreign investments.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolios permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The High-Grade Bond Portfolio may invest in a relatively conservative class of collateralized mortgage obligations
(CMOs) which feature a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, the Portfolio purchases these less risky classes of CMOs issued only by agencies of the U.S. Government or privately-issued CMOs that carry high-quality investment-grade ratings.

     The Short-Term Corporate Portfolio may invest in CMOs that are collateralized by whole loan mortgages or mortgage pass-through securities. The Short-Term Corporate Portfolio may also purchase privately-issued CMOs carrying investment grade ratings. The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that group of bonds is retired, the next group or groups, in the sequence, as specified in the prospectus, receive all of the principal payments until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolio will invest in those CMOs that most appropriately reflect its average maturity and market risks profile. Consequently, the Short-Term Corporate Portfolio invests only in CMOs with highly predictable short-term average maturities.

     The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which CMOs may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Portfolios may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short- or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of prepayment experience. The Portfolios expect to control extension risk by purchasing these specific classes of CMOs which, in the advisers' opinions, are reasonably predictable.

     FUTURES CONTRACTS AND OPTIONS. Each Portfolio of the Fund (except the Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading or to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios of the Fund may earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios of the Fund intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Portfolios of the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Portfolios of the Fund will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Portfolios of the Fund expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Future Contracts. A Portfolio of the Fund will not enter into futures contracts transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Portfolio's total assets. In addition, each Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying future contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

     The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the advisers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. A Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of a Portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Portfolio's other investments and shareholders will be advised on the nature of the payments.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Portfolio of the Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolios' shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of a Portfolio's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding shares.

     BORROWING. Each Portfolio may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets.

     COMMODITIES. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures contracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Portfolio may not invest more than 25% of its total assets in any one industry. (Except that for the Money Market Portfolio, this limitation does not apply to certificates of deposit and bankers acceptances, and for all Portfolios, this limitation does not apply to securities issued by the U.S. Government, its agencies and instrumentalities.)

     INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES.* Each Portfolio may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Portfolio acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Portfolio.

     LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN.* Each Portfolio may not purchase securities on margin or sell securities short, except as permitted by the Portfolio's investment policies relating to commodities.

     OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas or other mineral exploration or development programs.

     PLEDGING ASSETS.* Each Portfolio may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS.* Each Portfolio may not invest in put or call options, or employ straddles or spreads, except as permitted by the Portfolio's investment policies relating to commodities.

     REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Portfolio may not engage in the business of underwriting securities issued by other persons. The Portfolio will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents the Portfolios from participating in The Vanguard Group (Vanguard). As a member of the Group, each Portfolio may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

     *The above asterisked items are operational, rather than fundamental, policies for the Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Portfolios of Vanguard Variable Insurance Fund. Accordingly, shareholder approval is not required in order to change these stated policies for the Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Portfolios.

                                   SHARE PRICE

Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

     It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument. Such procedures will include a review of the Portfolio's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of the Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under the rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

     For the other Portfolios of the Fund, portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Foreign securities are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Portfolio is valued. Prices are obtained from the broadest and most representative market on which the securities trade. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the board of trustees deems in good faith to reflect fair value.

     In determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the board of trustees deems in good faith to reflect fair value.

                               PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

     Each Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period.

                         YIELD (MONEY MARKET PORTFOLIO)

The current yield of the Fund's Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7-day base period ended September 30, 2000.

                                                       MONEY MARKET PORTFOLIO
                                                             9/30/2000
                                                             ---------
            Value of account at beginning of period.          $1.00000
            Value of same account at end of period*.          $x.xxxxx
                                                              --------
            Net change in account value. . . . . . .          $0.xxxxx
            Annualized current net yield
             (Net change X 365/7) / average net
             asset value . . . . . . . . . . . . . .             x.xx%
                                                                 =====
            Effective Yield
             [(Net change) + 1]365/7 - 1 . . . . . .             x.xx%
                                                                 =====
            Average weighted maturity of investments           xx days
                                                               =======
---------
*    Exclusive of any capital changes.

     The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the instruments it holds and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Portfolio are excluded from this coverage. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Portfolio and other factors. Yields are one basis investors may use to analyze the Portfolio and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                             YIELD AND TOTAL RETURN

The yield of each Portfolio of the Fund (except the Money Market Portfolio) for the 30-day period ended September 30, 2000, is set forth below. Yields are calculated daily for each Portfolio. Premiums and discounts on asset-backed securities are not amortized.

            Balanced Portfolio. . . . . . . . .            x.xx%
            Diversified Value. . . . . . . . .             x.xx%
            Equity Income Portfolio. . . . . .             x.xx%
            Equity Index Portfolio. . . . . . .            x.xx%
            Growth Portfolio. . . . . . . . . .            x.xx%
            High Yield Bond Portfolio. . . . .             x.xx%
            High-Grade Bond Portfolio. . . . .             x.xx%
            International Portfolio. . . . . .               N/A
            Mid-Cap Index Portfolio. . . . . .             x.xx%
            REIT Index. . . . . . . . . . . . .              N/A
            Short-Term Corporate Portfolio. . .            x.xx%
            Small Company Growth Portfolio. . .            x.xx%

     The average annual total return of each Portfolio of the Fund (except the Money Market Portfolio) for the one-, five-, and ten-year periods, or the period since inception, is set forth below:

                             ONE YEAR ENDED   FIVE YEARS ENDED   TEN YEARS ENDED
                                9/30/2000        9/30/2000          9/30/2000
                                ---------        ---------          ---------
      Balanced Portfolio          x.xx%            xx.xx%            xx.xx%*
      Diversified Value
       Portfolio                  x.xx%             x.xx%*              N/A
      Equity Income
       Portfolio                  x.xx%            xx.xx%            xx.xx%*
      Equity Index Portfolio      x.xx%            xx.xx%            xx.xx%*
      Growth Portfolio            x.xx%            xx.xx%            xx.xx%*
      High Yield Bond
       Portfolio                  x.xx%             x.xx%*              N/A
      High-Grade Bond                               x.xx%             x.xx%*
       Portfolio                  x.xx%             x.xx%*              N/A
      International
       Portfolio                  x.xx%            xx.xx%            xx.xx%*
      Mid-Cap Index
       Portfolio                  x.xx%             x.xx%*              N/A
      REIT Index Portfolio        x.xx%             x.xx%*              N/A
      Short-Term Corporate
       Portfolio                  x.xx%             x.xx%*              N/A
      Small Company Growth
       Portfolio                  x.xx%             x.xx%*              N/A

---------
* Since Inception:
      Balanced Portfolio--May 23, 1991
      Diversified Value Portfolio--February 9, 1999
      Equity Income Portfolio and Growth Portfolio--June 7, 1993
      Equity Index Portfolio and High-Grade Bond Portfolio--April 29, 1991 High Yield Bond Portfolio and Small Company Growth Portfolio--
       April 29, 1996
      International Portfolio--June 3, 1994
      Mid-Cap Index Portfolio--February 9, 1999
      REIT Index Portfolio--February 9, 1999
      Short-Term Corporate Portfolio--February 9, 1999

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6 - 1]

  Where:

          a     =dividends and interest earned during the period
          b     =expenses accrued for the period (net of  reimbursements)
          c     =the average daily number of shares outstanding during
                 the period that were entitled to receive dividends
          d     =the maximum offering price per share on the last day of
                 the period

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of each Portfolio, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Portfolios' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/N - 1

  Where:

          T     =average annual total return
          P     =a hypothetical initial investment of $1,000
          n     =number of years
          ERV   =ending redeemable value: ERV is the value, at the end
                 of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Portfolios' shares and assume that all dividends and capital gains distributions during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C     =cumulative total return
          P     =a hypothetical initial investment of $1,000
          ERV   =ending redeemable value: ERV is the value, at the end
                 of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The officers of the Fund manage its day-to-day operations and are responsible to the Fund's board of trustees. The trustees set broad policies for the Fund and choose its officers. The following is a list of rrustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of each Portfolio of the Fund. Each trustee also serves as a Director of The Vanguard Group, Inc., and as a trustee of each of the 109 investment companies administered by Vanguard (108 in the case of Mr. Malkiel and 99 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and
Trustee*
Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), NeuVis, Inc. (Software Co.), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource Health Corp. (Pharmaceutical Distribution); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------
*Officers of the Trust are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

Vanguard Variable Insurance Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 individual portfolios (funds). Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     The fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At September 30, 2000, each Portfolio had contributed capital to Vanguard (included in other assets) representing 0.xx% (0.xx% for the Short-Term Corporate Portfolio) of each Portfolio's net assets. The total amount contributed by the Fund was $x,x00,000, which represented x.xx% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Portfolios incurred the following approximate amounts of Vanguard's management (including transfer agency), distribution, and marketing expenses:

      PORTFOLIO                           1998          1999            2000
      ---------                           ----          ----            ----
      Balanced Portfolio            $1,126,000    $1,240,000      $x,xxx,000
      Diversified Value Portfolio          N/A        42,000          xx,000
      Equity Income Portfolio          872,000       952,000         xxx,000
      Equity Index Portfolio         1,653,000     2,111,000       x,xxx,000
      Growth Portfolio               1,262,000     1,680,000       x,xxx,000
      High Yield Bond Portfolio        288,000       314,000         xxx,000
      High-Grade Bond Portfolio        555,000       663,000         xxx,000
      International Portfolio          591,000       656,000         xxx,000
      Mid-Cap Index Portfolio              N/A        32,000          xx,000
      Money Market Portfolio           810,000     1,082,000       x,xxx,000
      REIT Index Portfolio                 N/A         8,000           x,000
      Short-Term Corporate
       Portfolio                           N/A        21,000          xx,000
      Small Company Growth
       Portfolio                       372,000       445,000         xxx,000

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing on page B-17), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

- Upon retirement, the independent trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each trustee's death.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                                                VANGUARD VARIABLE INSURANCE FUND
                                                       COMPENSATION TABLE


                                                         PENSION OR
                                     AGGREGATE       RETIREMENT BENEFITS                          TOTAL COMPENSATION
                                   COMPENSATION      ACCRUED AS PART OF    ESTIMATED ANNUAL        FROM ALL VANGUARD
                                       FROM              THIS FUND'S        BENEFITS UPON           FUNDS PAID TO
       NAMES OF TRUSTEES           THIS FUND(1)          EXPENSES(1)         RETIREMENT               TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------------
John C. Bogle(3)                      None                  None               None                         None
John J. Brennan                       None                  None               None                         None
JoAnn Heffernan Heisen                $xxx                   $xx            $xx,000                      $xx,000
Bruce K. MacLaury                     $xxx                   $xx            $xx,000                      $xx,000
Burton G. Malkiel                     $xxx                   $xx            $xx,000                      $xx,000
Alfred M. Rankin, Jr.                 $xxx                   $xx            $xx,000                      $xx,000
James O. Welch, Jr.                   $xxx                   $xx            $xx,000                      $xx,000
J. Lawrence Wilson                    $xxx                   $xx            $xx,000                      $xx,000

---------
(1) The amounts shown in this column are based on the Fund's fiscal year ended September 30, 2000.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 109 Vanguard funds (108 in the case of Mr. Malkiel; 99 in the case of Mr. MacLaury) for the 1999 calendar year.

(3)  Mr. Bogle retired from the Fund's Board on December 31, 1999.


                          INVESTMENT ADVISORY SERVICES

The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, underwriting commissions, and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Financial Highlights" in the Vanguard Variable Insurance Fund Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

THE BALANCED AND HIGH YIELD BOND PORTFOLIOS' INVESTMENT ADVISORY AGREEMENTS

BALANCED PORTFOLIO

The Fund employs Wellington Management Company, LLP (Wellington Management) to manage the investment and reinvestment of the assets included in the Fund's BALANCED PORTFOLIO and to continuously review, supervise, and administer the Balanced Portfolio's investment program. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Balanced Portfolio's average month-end net assets for the quarter:

            NET ASSETS                              RATE
            ----------                              ----
            First $500 million. . . . . . .         .100%
            Next $500 million. . . . . . . .        .050%
            Over $1 billion. . . . . . . . .        .040%

     The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Balanced Portfolio relative to the investment performance of the Benchmark, of which 65% will comprise of the Standard and Poor's Composite Stock Price Index (the Stock Index) and 35% of which will comprise of the Lehman Brothers Corporate A or Better Bond Index (the Bond Index). The investment performance of the Balanced Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Benchmark for the same time period. The adjustment applies as follows:

            CUMULATIVE 36-MONTH                       PERFORMANCE FEE
            PERFORMANCE VS. THE BENCHMARK                 ADJUSTMENT*
            -----------------------------                 -----------
            Less than -6%. . . . . . . . . .        -0.20 X Basic Fee
            Between -6% and -3%. . . . . . .        -0.10 X Basic Fee
            Between -3% and +3%. . . . . . .            0 X Basic Fee
            Between +3% and +6%. . . . . . .        +0.10 X Basic Fee
            More than +6%. . . . . . . . . .        +0.20 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

     The Benchmark will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending March 31, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Benchmark and that of the "Prior Benchmark," 65% of which will comprise of the Stock Index and 35% of which will comprise of the Lehman Brothers Long-Term Corporate AA or Better Bond Index (the Prior Bond Index) as follows:

     1. QUARTER ENDED JUNE 30, 2000. The adjustment was determined by linking the investment performance of the Prior Benchmark for the eleven quarters ended March 31, 2000, with that of the Benchmark for the quarter ended June 30, 2000.

     2. QUARTER ENDED SEPTEMBER 30, 2000. The adjustment was determined by linking the investment performance of the Prior Benchmark for the ten quarters ended March 31, 2000, with that of the Benchmark for the two quarters ended September 30, 2000.

     3. QUARTER ENDING DECEMBER 31, 2000. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the nine quarters ended March 31, 2000, with that of the Benchmark for the three quarters ending December 31, 2000.

     4. QUARTER ENDING MARCH 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Benchmark for eight quarters ended March 31, 2000, with that of the Benchmark for the four quarters ending March 31, 2001.

     5. QUARTER ENDING JUNE 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the seven quarters ended March 31, 2000, with that of the Benchmark for the five quarter ending June 30, 2001.

     6. QUARTER ENDING SEPTEMBER 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the six quarters ended March 31, 2000, with that of the Benchmark for the six quarter ending September 30, 2001.

     7. QUARTER ENDING DECEMBER 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the five quarters ended March 31, 2000, with that of the Benchmark for the seven quarters ending December 31, 2001.

     8. QUARTER ENDING MARCH 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Benchmark for four quarters ended March 31, 2000, with that of the Benchmark for the eight quarters ending March 31, 2002.

     9. QUARTER ENDING JUNE 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the three quarters ended March 31, 2000, with that of the Benchmark for the nine quarter ending June 30, 2002.

     10. QUARTER ENDING SEPTEMBER 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the two quarters ended March 31, 2000, with that of the Benchmark for the ten quarter ending September 30, 2002.

     11. QUARTER ENDING DECEMBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Benchmark for the one quarter ended March 31, 2000, with that of the Benchmark for the eleven quarters ending December 31, 2002.

     12. QUARTER ENDING MARCH 31, 2003. The Benchmark will be fully operable.

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Portfolio shall be averaged over the same period as the investment performance of the Portfolio and the investment record of the Benchmark are computed. The investment performance of the Portfolio for the period, expressed as a percentage of the Portfolio's net asset value per share at the beginning of the period shall be the sum of:
(i) the change in the  Portfolio's net asset value per share during such period;
(ii) the value of the Portfolio's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Portfolio for undistributed realized long-term capital gains.

     The investment record of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The investment record of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period, and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. The investment record of the Prior Benchmark for any period will be computed in the same manner as that of the Benchmark; provided, however, that the Prior Bond Index will be substituted by the Bond Index.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Fund incurred investment advisory fees with respect to the Balanced Portfolio of approximately $514,000 (before a decrease of $68,000 based on performance), $556,000 (before a decrease of $93,000 based on performance), and $xxx,000 (before a decrease of $xx,000 based on performance), respectively, to Wellington Management.

HIGH YIELD BOND PORTFOLIO

The Fund also employs Wellington Management to manage the investment and reinvestment of the assets of the Fund's HIGH YIELD BOND PORTFOLIO and to continuously review, supervise, and administer the investment program for such Portfolio. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual percentage rate of 0.06% to the average month-end net assets of the High Yield Bond Portfolio for the quarter.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Fund incurred investment advisory fees with respect to the High Yield Bond Portfolio of approximately $74,000, $90,000, and $xx,000, respectively, to Wellington Management.

DESCRIPTION OF WELLINGTON MANAGEMENT

Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.

THE DIVERSIFIED VALUE PORTFOLIO INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage the Diversified Value Portfolio. Under this agreement, Barrow, Hanley manages the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises, and administers the investment program of the Portfolio with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays Barrow, Hanley an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.125% to the average month-end net assets of the Portfolio for the quarter.

     The basic advisory fee may be increased or decreased by applying a performance adjustment to the basic fee reflecting the investment performance of the Portfolio relative to the investment record of the Standard & Poor's/BARRA Value Index (the Index) over the same period as follows:

            CUMULATIVE 36-MONTH                           PERFORMANCE FEE
            PERFORMANCE VS. THE INDEX                         ADJUSTMENT*
            -------------------------                         -----------
            Trails by -9% or more. . . . . . . . . .    -0.25 X Basic Fee
            Trails by more than -6% up to -9%. . . .    -0.15 X Basic Fee
            Trails/exceeds from -6% through 6% . . .     0.00 X Basic Fee
            Exceeds by more than 6% but less than 9%    +0.15 X Basic Fee
            Exceeds by 9% or more. . . . . . . . . .    +0.25 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

     Until the quarter ending December 31, 2001, the performance adjustment for Barrow, Hanley will be calculated according to the following transition rules:

     1. FEBRUARY 8, 1999 THROUGH DECEMBER 31, 1999. The performance fee adjustment was not operable, and Barrow, Hanley was paid the basic fee set forth above.

     2. QUARTER ENDING MARCH 31, 2000 THROUGH QUARTER ENDING MARCH 31, 2002. The performance fee adjustment shall be calculated based on a comparison of the Portfolio's investment performance and that of the Index over the number of months that have elapsed between March 31, 1999 and the end of the quarter for which the fee is computed. The number of percentage points by which the Portfolio's investment performance must exceed or fall below that of the Index shall increase proportionately from 3 percentage points and 2 percentage points, respectively, for the twelve months ended March 31, 2000 to 9 percentage points and 6 percentage points, respectively, for the thirty-six months ending March 31, 2002.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average rates of market price to book value. These types of stocks are often referred to as "value" stocks.

     The Portfolio began operations on February 9, 1999. During the fiscal period ended September 30, 1999, and the fiscal year ended September 30, 2000, the Fund incurred investment advisory fees of approximately $28,000 and $xx,000, respectively, to Barrow, Hanley.

DESCRIPTION OF BARROW, HANLEY

Barrow, Hanley is a Nevada corporation controlled by the following officers of Barrow, Hanley: James Purdy Barrow, President, Secretary, and Treasurer; Richard Albert Englander, Principal; Joseph Ray Nixon, Jr., Principal; Robert David Barkley, Principal; Robert James Chambers, Principal; Timothy James Culler, Principal; Mary Jane Gilday, Principal; and Hiram Monroe Helm III, Principal.

THE EQUITY INCOME PORTFOLIO INVESTMENT ADVISORY AGREEMENT

The Fund employs Newell Associates (Newell), to manage the investment and reinvestment of the assets of the Equity Income Portfolio and to continuously review, supervise, and administer the Portfolio's investment program. Newell discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.10%, to the average month-end net assets of the Portfolio for the quarter.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Fund incurred investment advisory fees of approximately $357,000, $436,000, and $xxx,000, respectively, to Newell.

DESCRIPTION OF NEWELL

Newell is a California corporation of which 90% of its outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Roger D. Newell, Chairman, Jennifer C. Newell, President, Robert A. Huret, Vice Chairman, and Alan E. Rothenberg, Director.

THE GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

The Fund entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) under which Lincoln manages the investment and reinvestment of the assets included in the Fund's Growth Portfolio and continuously reviews, supervises, and administers the Fund's Growth Portfolio. Lincoln will invest or reinvest such assets predominantly in U.S. securities. Lincoln discharges its responsibilities subject to the control of the officers and trustees of the Fund. Under this agreement the Fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual rate of 0.15% to the Portfolio's average month-end net assets for the quarter.

     The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Growth Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the Growth Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period. The adjustment applies as follows:

            CUMULATIVE 36-MONTH
            PERFORMANCE VS. THE INDEX            PERFORMANCE FEE ADJUSTMENT*
            -------------------------            ---------------------------
            Exceeds by more than +9%. . . . .               +15% x Basic Fee
            Exceeds by 0% to +9%. . . . . . .     Linear increase between 0%
                                                        and +15% x Basic Fee
            Trails by 0% to -9% . . . . . . .     Linear decrease between 0%
                                                        and -15% x Basic Fee
            Trails by more than -9% . . . . .               -15% x Basic Fee
---------
* For purposes of the adjustment calculation, the basic fee is calculated by applying the above rate schedule against the average net assets of the Growth Portfolio over the same period for which the performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of the Growth Portfolio versus the Index is +7.2%. Accordingly, a performance fee adjustment of +12% [(7.2% divided by 9.0%) times 15% maximum] of the basic fee, as calculated over the trailing 36-months, would be due and payable.

     The adjustment will not be fully operable until the close of the quarter ending September 30, 2003. Until that date, the following transition rules will apply:

     1. OCTOBER 1, 2000 THROUGH JUNE 30, 2001. Compensation will be the basic fee. No adjustment will apply during this period.

     2. JULY 1, 2001 THROUGH SEPTEMBER 30, 2003. Beginning July 1, 2001, the adjustment will take effect on a progressive basis with regards to the number of months elapsed between October 1, 2000, and the quarter for which the fee is computed. During this period, the +/-9% hurdle rate, as well as the adjustment described above, will be multiplied by a fraction, which will equal the number of months elapsed since October 1, 2000, divided by 36. Example: Cumulative 18-month performance of the Growth Portfolio versus the Index is +8.1%. Accordingly, a performance fee adjustment of +7.5% [(8.1 divided by 4.5%(a)) times 7.5% maximum] of the basic fee, as calculated over the trailing 18-months, would be due and payable.

     (a) Note that the cumulative performance versus the Index exceeds the maximum hurdle rate (adjusted in this case).

     3. ON AND AFTER OCTOBER 1, 2003. The adjustment will be fully operable at this time.

     The following special rules will also apply to Lincoln's compensation:

     1. GROWTH PORTFOLIO PERFORMANCE. The investment performance of the Growth Portfolio for any period, expressed as a percentage of the "Growth Portfolio unit value" at the beginning of the period, will be the sum of: (i) the change in the Growth Portfolio unit value during such period; (ii) the unit value of the Portfolio's cash distributions from the Growth Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the investment company at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

     2. "GROWTH PORTFOLIO UNIT VALUE". The "Growth Portfolio unit value" will be determined by dividing the total net assets of the Growth Portfolio by a given number of units. Initially, the number of units in the Growth Portfolio will equal the total Portfolio shares outstanding on October 1, 2000. Subsequently, as assets are added to or withdrawn from the Growth Portfolio, the number of units of the Growth Portfolio will be adjusted based on the unit value of the Growth Portfolio on the day such changes are executed. Any cash buffer maintained by the Portfolio outside of the Growth Portfolio shall neither be included in the total net assets of the Growth Portfolio nor included in the computation of the Growth Portfolio Unit Value.

     3. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     4. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Growth Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Fund incurred investment advisory fees of approximately $859,000, $1,362,000, and $x,xxx,000, respectively, to Lincoln.

DESCRIPTION OF LINCOLN

Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; David M. Fowler, Executive Vice President; Richard W. Knee, Executive Vice President; and Jay H. Freedman, Executive Vice President.

THE INTERNATIONAL PORTFOLIO INVESTMENT ADVISORY AGREEMENT

The Fund  has  entered  into an  investment  advisory  agreement  with  Schroder
Investment Management North America Inc. (Schroder) under which Schroder supervises and administers the International Portfolio's investment program. In this regard, it is the responsibility of Schroder to make decisions relating to the International Portfolio's investment in foreign securities and to place the International Portfolio's purchase and sale orders for such securities. Schroder will invest or reinvest the assets of the International Portfolio predominantly in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     As compensation for the services rendered by Schroder under the agreement, the Fund pays Schroder at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying an annual percentage rate of 0.125% to the average value of the month-end net assets of the International Portfolio for the quarter.

     The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the International Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) as follows:

THREE YEAR PERFORMANCE DIFFERENTIAL VS. EAFE     ANNUAL PERFORMANCE FEE RATE
--------------------------------------------     ---------------------------
+12% or above . . . . . . . . . . . . . . .                         +0.0500%
Between +6% and +12%. . . . . . . . . . . .                         +0.0250%
Between +6% and -6% . . . . . . . . . . . .                              -0-
Between -6% and -12%. . . . . . . . . . . .                         -0.0250%
-12% or below . . . . . . . . . . . . . . .                         -0.0500%

     The performance fee adjustment was not fully operable until the quarter ended June 30, 1997, and, until that date, was calculated according to certain transition rules. For quarters ended after March 31, 1995 and prior to June 30, 1997, the performance fee adjustment was computed based on a comparison of the investment performance of the Portfolio and that of the EAFE Index over the number of months that have elapsed between July 1, 1994 and the end of the quarter for which the fee is computed. Since June 30, 1997, the number of months used to calculate the performance fee adjustments has been 36.

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the International Portfolio are averaged over the same period as the investment performance of the International Portfolio and the investment record of the EAFE Index are computed.

     The investment performance of the International Portfolio for such period, expressed as a percentage of the net asset value per share of the International Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the International Portfolio during such period; (ii) the value of the cash distributions per share of the International Portfolio accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the International Portfolio on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the International Portfolio at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the EAFE Index for any period, expressed as a percentage of the EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the EAFE Index during such period and (ii) the value, computed consistently with the EAFE Index, of cash distributions made by companies whose securities comprise the EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the EAFE Index shall be treated as reinvested in the EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the International Portfolio and the investment record of the EAFE Index shall be in accordance with any then applicable rules of the Commission.

     The trustees believe that the EAFE Index is an appropriate standard against which the investment performance of the Fund's International Portfolio can be measured. The EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Fund incurred investment advisory fees of approximately $351,000 (including an increase of $62,000 based on performance), $332,000 (including an increase of $13,000 based on performance), and $xx,000 (including an increase of $xx,000 based on performance, respectively, to Schroder.

DESCRIPTION OF SCHRODER

Schroder is the London branch office of Schroder Investment Management North America Inc. Schroder's London branch was established in 1979 to manage international portfolios for U.S. institutions. Schroder is part of a worldwide group of banks and financial services companies known as The Schroder Group.

THE SMALL COMPANY GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENTS

GRANAHAN INVESTMENT MANAGEMENT, INC.

The Fund entered into an investment advisory agreement with GRANAHAN INVESTMENT MANAGEMENT, INC. (GRANAHAN) under which Granahan manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets. Granahan discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.15% to the average month-end net assets of the Granahan Portfolio for the quarter.

     The basic advisory fee may be increased or decreased by applying a performance fee adjustment to the basic fee reflecting the investment performance of the Granahan Portfolio relative to the investment record of the Russell 2000 Growth Index (the Index) over the same period as follows:

            CUMULATIVE 36-MONTH                            PERFORMANCE FEE
            PERFORMANCE VS. THE INDEX                          ADJUSTMENT*
            -------------------------                          -----------
            Trails by -12% or more. . . . . . . . . . .  -0.50 X Basic Fee
            Trails by more than -6% up to -12%. . . . .  -0.25 X Basic Fee
            Trails/exceeds from -6% through 6%. . . . .      0 X Basic Fee
            Exceeds by more than 6% but less than 12% .  +0.25 X Basic Fee
            Exceeds by 12% or more. . . . . . . . . . .  +0.50 X Basic Fee
---------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole index used to determine the performance adjustment until the quarter ending June 30, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the Prior Index) as follows.

     1. QUARTER ENDED SEPTEMBER 30, 2000. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended June 30, 2000, with that of the Index for the quarter ended September 30, 2000.

     2. QUARTER ENDING DECEMBER 31, 2000. The adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ended June 30, 2000, with that of the Index for the two quarters ending December 31, 2000.

     3. QUARTER ENDING MARCH 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ended June 30, 2000, with that of the Index for the three quarters ending March 31, 2001.

     4. QUARTER ENDING JUNE 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ended June 30, 2000, with that of the Index for the four quarters ending June 30, 2001.

     5. QUARTER ENDING SEPTEMBER 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ended June 30, 2000, with that of the Index for the five quarters ending September 30, 2001.

     6. QUARTER ENDING DECEMBER 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended June 30, 2000, with that of the Index for the six quarters ending December 31, 2001.

     7. QUARTER ENDING MARCH 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended June 30, 2000, with that of the Index for the seven quarters ending March 31, 2002.

     8. QUARTER ENDING JUNE 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ended June 30, 2000, with that of the Index for the eight quarters ending June 30, 2002.

     9. QUARTER ENDING SEPTEMBER 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended June 30, 2000, with that of the Index for the nine quarters ending September 30, 2002.

     10. QUARTER ENDING DECEMBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended June 30, 2000, with that of the Index for the ten quarters ending December 31, 2002.

     11. QUARTER ENDING MARCH 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended June 30, 2000, with that of the Index for the eleven quarters ending March 31, 2003.

     12. QUARTER ENDING JUNE 30, 2003. The Index will be fully operable.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Fund incurred investment advisory fees of approximately $196,000 (before a decrease of $55,000 based on performance), $229,000 (after an increase of $9,000 based on performance), and $xxx,000 (after an increase of $x,000 based on performance), respectively, to Granahan.

DESCRIPTION OF GRANAHAN

Granahan is a professional investment advisory firm founded in 1985. As of September 30, 2000, Granahan held discretionary management authority with respect to approximately $x.x billion in assets. John J. Granahan is portfolio manager of the Granahan Portfolio of the Small Company Growth Portfolio, and Gary C. Hatton and Jane M. White are assistant portfolio managers.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund also entered into an investment advisory agreement with GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (GMO) under which GMO manages the investment and reinvestment of a portion of the Small Company Growth Portfolio's assets (the GMO Portfolio) and continuously reviews, supervises, and administers the Portfolio's investment program with respect to those assets. GMO discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate based on an annual percentage rate of 0.225% to the average month end net assets of the GMO Portfolio for the quarter.

     Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index) for the same period. The adjustment is computed as follows:

            CUMULATIVE 36-MONTH               PERFORMANCE FEE ADJUSTMENT AS A
            PERFORMANCE VS. THE INDEX(A)       PERCENTAGE OF AVERAGE ASSETS(B)
            ----------------------------       -------------------------------
            Trails by any amount. . . . . .                             -0.15%
            Equals-to-Exceeds by up to 3% .  Linear decrease from 0% to -0.15%
            Exceeds by 3% to 6% . . . . . .  Linear increase from 0% to +0.15%
            Exceeds by more than 6% . . . .                             +0.15%
---------
(a) During the second through thirty-sixth month under this Agreement, the Adjustment will be calculated using cumulative performance of the GMO Portfolio and the Index from October 31, 2000 until the end of the applicable quarter.
(b) For purposes of this calculation, the average net assets will be calculated as average month-end net assets over the same time period for which performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: If the cumulative 36-month performance of the GMO Portfolio versus the Index is +3.6%, an adjustment of +0.03%* or [(0.6%/3%) 0.15%] would apply. This would be calculated as [(a/b) 0.15%], where

     "a" equals the percentage amount by which the performance of the GMO Portfolio has exceeded the applicable baseline percentage for the linear adjustment, and "b" equals the size of the range over which the linear adjustment applies.

     *As rounded for purposes of this example. In practice, the calculation will be extended to the eighth decimal point.

     The adjustment will not be fully operable until the close of the quarter ending December 31, 2001. Until that time, the following transition rules will apply:

     1. OCTOBER 1, 2000 THROUGH SEPTEMBER 30, 2001. The compensation will be the basic fee. No adjustment will apply during this period.

     2. OCTOBER 1, 2001 THROUGH OCTOBER 31, 2003. Beginning October 1, 2001, the adjustment will take effect on a progressive basis with regards to the number of months elapsed between October 31, 2000, and the end of the quarter for which the fee is being computed. During this period, the endpoints and size of the range over which a positive or negative adjustment applies and the corresponding maximum fee adjustment amount will be multiplied by a fractional time-elapsed adjustment. The fraction will equal the number of months elapsed since October 31, 2000, divided by thirty-six. Example: Assume that compensation is being calculated for the quarter ended September 30, 2002 and that the cumulative performance of the GMO Portfolio versus the Index for the applicable period is +2.5%. In this case, an adjustment of +0.03%* would apply. This would be calculated as [(a/c)(+0.095%)], where "a" equals the percentage amount by which the performance of the GMO Portfolio has exceeded the baseline percentage for the linear adjustment and "c" equals the size of the adjusted range over which the linear adjustment applies. The adjusted range is determined as [(23/36) x 3%] to [(23/36) x 6%] = +1.91% to +3.82%. The size of the adjustment range is 3.82% minus 1.91% = 1.91% = "c". The value of "a" is 2.5% minus 1.91% = +0.59%.
Similarly, +0.095% is determined as [(23/36)(+0.15%)].

*As rounded for purposes of this example. In practice, the calculation will be extended to the eighth decimal point.

     3. ON AND AFTER NOVEMBER 1, 2003. Commencing November 1, 2003, the adjustment will be fully operable.

DESCRIPTION OF GMO

GMO is an investment advisory firm founded in 1977. GMO currently manages about $xx billion in assets. It provides investment counseling services to employee benefit plans, endowment funds, other institutions, and individuals. Christopher
M. Darnell and Robert M. Soucy are portfolio managers of the GMO Portfolio of the Small Company Growth Portfolio.

THE VANGUARD GROUP

The Equity Index, High-Grade Bond, Mid-Cap Index, Money Market, REIT Index, and Short-Term Corporate Portfolios of the Fund receive investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The investment management staff is supervised by the senior officers of the Fund. Vanguard's Fixed Income Group provides advisory services for the High-Grade Bond, Money Market, and Short-Term Corporate Portfolios, and Vanguard's Quantitative Equity Group provides advisory services to the Equity Index, Mid-Cap Index, and REIT Index Portfolios.

     Vanguard's investment management staff is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. For the Money Market Portfolio, the purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

     In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Fund.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Portfolios managed by Vanguard incurred expenses for investment advisory services in the following amounts:

      PORTFOLIO                            1998          1999          2000
      ---------                            ----          ----          ----
      Equity Index Portfolio            $22,000       $93,000       $xx,000
      High-Grade Bond Portfolio          30,000        42,000        xx,000
      Mid-Cap Index Portfolio               N/A         7,000         x,000
      Money Market Portfolio             58,000        74,000        xx,000
      REIT Index Portfolio                  N/A         7,000         x,000
      Short-Term Corporate Portfolio        N/A         1,000         x,000

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with Wellington Management, Barrow, Hanley, Newell, Lincoln, Schroder, Granahan, GMO, and Vanguard are renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the board of trustees of the Fund on 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

                             PORTFOLIO TRANSACTIONS

The investment advisory agreements authorize Wellington Management, Lincoln, Newell, Granahan, GMO, Schroder, Barrow, Hanley, Vanguard's Quantitative Equity Group, and Vanguard's Fixed Income Group (the Advisers) (with the approval of the Fund's board of trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios of the Fund and directs the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Portfolios. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions for their respective Portfolios, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Portfolios of the Fund and/or the Advisers. Research services may include, but are not limited to, individual company and industry analysis, and investment publications. The Advisers consider such information useful in the performance of their obligations under the agreement but are unable to determine the amount by which such services may reduce their expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the Advisers may cause the Portfolios of the Fund to pay a broker-dealer which furnishes brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Advisers to their respective Portfolios and the other Funds in the Group.

     Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Advisers will only pay such higher commissions if they believe this to be in the best interest of the Portfolios of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Portfolios of the Fund. However, the Advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities considered for investment by the Portfolios may also be appropriate for other funds and/or clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these other funds or clients served by the Advisers are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Advisers. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

     During the fiscal years ended September 30, 1998, 1999, and 2000, the Portfolios paid brokerage commissions in the following amounts:

      PORTFOLIO                            1998          1999           2000
      ---------                            ----          ----           ----
      Balanced Portfolio               $165,000      $155,000       $xxx,000
      Diversified Value Portfolio           N/A        54,000         xx,000
      Equity Income Portfolio           135,000       105,000        xxx,000
      Equity Index Portfolio             42,000        65,000         xx,000
      Growth Portfolio                  437,000       736,000        xxx,000
      High Yield Bond Portfolio               0             0              0
      High-Grade Bond Portfolio               0             0              0
      International Portfolio           341,000       417,000        xxx,000
      Mid-Cap Index Portfolio               N/A        17,000         xx,000
      Money Market Portfolio                  0             0              0
      REIT Index Portfolio                  N/A        12,000         xx,000
      Short-Term Corporate Portfolio        N/A             0              0
      Small Company Growth Portfolio    215,000       219,000        xxx,000

                               COMPARATIVE INDEXES

Each of the investment company members of The Vanguard Group, including Vanguard Variable Insurance Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000 Index.

RUSSELL 1000 GROWTH INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the highest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000 Index.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 Equity Index except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 Stock Index; a widely-used benchmark for small capitalization common stocks.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL 2000 GROWTH INDEX--contains stocks from the Russell 2000 Index with a better-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON  SMITH  BARNEY  3  MONTH  TREASURY   INDEX--tracks  the  performance  of
short-term U.S. government debt instruments.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced investment-grade corporate bonds and foreign dollar-denominated bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities. The index has a market value of over $5 trillion.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury securities with maturities of 10 years or greater.

LEHMAN BROTHERS HIGH YIELD BOND INDEX--includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues); with at least $100 million principal outstanding, and at least one year to maturity; payment-in-kind bonds and Eurobonds are excluded.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment grade corporate bonds.

LEHMAN BROTHERS CORPORATE BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN BROTHERS  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all
publicly    issued,    fixed    rate,     nonconvertible    investment    grade,
dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER VARIABLE INVESTMENT PRODUCT PERFORMANCE ANALYSIS--a monthly publication that lists variable annuity and variable life separate accounts, and provides information on assets, asset rankings, unit values (month-end), performance, and performance rankings.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

VARDS AVERAGE CONTRACT EXPENSE--tables that list the average total expenses of variable annuity contracts sold in the United States. The average is based upon a hypothetical $25,000 investment in each variable annuity contract covered by the study.

MORNINGSTAR'S BENCHMARK-VARIABLE ANNUITY--average total expenses of variable annuity contracts sold in the United States. With respect to the contract charges, Morningstar lists a dollar amount which Vanguard converts to basis points for comparison. This conversion is based on a $25,000 investment in a variable annuity.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements and financial highlights, for the fiscal year ended September 30, 2000, appearing in the Vanguard Variable Insurance Fund's Annual Reports to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Reports to Shareholders, which may be obtained without charge.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

BOND RATINGS

Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

     AAA--judged to be of the best quality. AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. A--possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations." BAA--considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking in the lower end of that generic rating category.

Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

     AAA--highest rating assigned. Capacity to pay interest and repay principal is extremely strong. AA--a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A--has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Standard & Poor's may apply indicators "+", no character and "-" to its rating categories from AA to CCC. The indicators show relative standing within the major rating categories.











                                                                 SAI064 122000

                                     PART C

                        VANGUARD VARIABLE INSURANCE FUND
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)    Declaration of Trust**
(b)    By-Laws**
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts+
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
(g)    Custodian Agreements**
(h)    Amended and Restated Funds' Service Agreement**
(i)    Legal Opinion**
(j)    Consent of Independent Accountants++
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Not Applicable
(o)    Not Applicable
(p)    Codes of Ethics*
----------
  *Filed herewith for Grantham, Mayo,  Van Otterloo  & Co. LLC; filed previously for all other advisers.
 **Filed previously.
  +Filed  herewith for Barrow, Hanley, Mewhinney & Strauss, Inc., adviser to the
   Diversified Value Portfolio; Lincoln Capital Management Company, adviser to the Growth Portfolio; Wellington Management Company, adviser to the Balanced Portfolio; and Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC, advisers to the Small Company Growth Portfolio. Filed previously for all other Portfolios.
 ++To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment advisory services are provided to six Portfolios of the Registrant on an at cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

     Investment advisory services are provided to the HIGH YIELD BOND and BALANCED PORTFOLIOS by Wellington Management Company, LLP (Wellington). Wellington is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and partners of Wellington, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

     Investment advisory services are provided to the EQUITY INCOME PORTFOLIO by Newell Associates (Newell). Newell is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Newell, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Newell pursuant to the Advisers Act (SEC File No. 801-26949).

     Investment advisory services are provided to the GROWTH PORTFOLIO by Lincoln Capital Management Company (Lincoln). Lincoln is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Lincoln, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Lincoln pursuant to the Advisers Act (SEC File No. 801-11417).

     Investment advisory services are provided to the SMALL COMPANY GROWTH PORTFOLIO by Granahan Investment Management, Inc. (Granahan). Granahan is an investment adviser registered under the Advisers Act. The list required by this
Item 26 of officers and directors of Granahan, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Granahan pursuant to the Advisers Act (SEC File No. 801-23705).

     Investment advisory services are provided to the SMALL COMPANY GROWTH PORTFOLIO by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). GMO is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of GMO, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by GMO pursuant to the Advisers Act (SEC File No. 801-15028).

     Investment advisory services are provided to the INTERNATIONAL PORTFOLIO by Schroder Investment Management North America, Inc. (Schroder). Schroder is an investment adviser registered under the Advisers Act. The list required by this
Item 26 of officers and directors of Schroder, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorpo-rated herein by reference from Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

     Investment advisory services are provided to the DIVERSIFIED VALUE PORTFOLIO by Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley). Barrow, Hanley is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Barrow, Hanley, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Barrow, Hanley pursuant to the Advisers Act (SEC File No. 801-31237).

ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania; and the Registrant's Custodians, Brown Brothers Harriman & Co., Boston, Massachusetts, First Union National Bank, Philadelphia, Pennsylvania, State Street Bank and Trust Company, Boston, Massachusetts, and The Bank of New York, New York, New York.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registrant   Statement,   the   Registrant   is  not  a   party   to  any
management-related service contract.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 23rd day of October, 2000.


                                   VANGUARD VARIABLE INSURANCE FUND

                                   BY:_________________________________
                                               (signature)
                                               (HEIDI STAM)
                                             JOHN J. BRENNAN*
                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                     TITLE                           DATE
--------------------------------------------------------------------------------

By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      October 23, 2000
   ---------------------------Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ JOANN HEFFERNAN HEISEN Trustee                         October 23, 2000
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BRUCE K. MACLAURY      Trustee                         October 23, 2000
   ---------------------------
       (Heidi Stam)
      Bruce K. MacLaury*


By:/S/ BURTON G. MALKIEL      Trustee                         October 23, 2000
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.  Trustee                         October 23, 2000
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ JAMES O. WELCH, JR.    Trustee                         October 23, 2000
   ---------------------------
       (Heidi Stam)
     James O. Welch, Jr.*


By:/S/ J. LAWRENCE WILSON     Trustee                         October 23, 2000
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS      Treasurer, Principal Financial  October 23, 2000
   ---------------------------  Officer, and Principal
       (Heidi Stam)             Accounting Officer
      Thomas J. Higgins*


*By Power of  Attorney.  See File Number  33-4424,  filed on January  25,  1999.
 Incorporated by Reference.

                               INDEX TO EXHIBITS


Investment Advisory Contracts . . . . . . . . . . . . . . . . . . . .Ex-99.BD
Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . . . .Ex-99.BP